                                              ANNUAL REPORT  |  October 31, 2001


                                                                      The Strong


                                                                          Income

                                                                           Funds

                              [PHOTO APPEARS HERE]

Strong Corporate Bond Fund
Strong Government Securities Fund
Strong High-Yield Bond Fund
Strong Short-Term Bond Fund
Strong Short-Term High Yield Bond Fund

                                                             [LOGO APPEARS HERE]

                                              ANNUAL REPORT  |  October 31, 2001

                                                                      The Strong

                                                                          Income

                                                                           Funds



Table of Contents

Investment Reviews
  Strong Corporate Bond Fund ..................................................2
  Strong Government Securities Fund ...........................................4
  Strong High-Yield Bond Fund .................................................6
  Strong Short-Term Bond Fund .................................................8
  Strong Short-Term High Yield Bond Fund .....................................10

Shareholder Meeting Results ..................................................12
Bond Glossary ................................................................13

Financial Information
  Schedules of Investments in Securities
    Strong Corporate Bond Fund ...............................................14
    Strong Government Securities Fund ........................................17
    Strong High-Yield Bond Fund ..............................................21
    Strong Short-Term Bond Fund ..............................................24
    Strong Short-Term High Yield Bond Fund ...................................28
  Statements of Assets and Liabilities .......................................31
  Statements of Operations ...................................................33
  Statements of Changes in Net Assets ........................................35
  Notes to Financial Statements ..............................................37

Financial Highlights .........................................................45
Report of Independent Accountants ............................................52

A Few Words From Brad Tank, Director of Fixed Income Investing

[PHOTO APPEARS HERE]

Fixed Income Market Overview from
November 1, 2000 to October 31, 2001

It's all but impossible to separate economic behavior from the political and social events that help to shape such behavior. And because the tragic events of September 11 are without precedent in the United States, it's similarly difficult to predict their full, ultimate impact on our economy and our society.

The most immediate economic impact of the attacks has been to move the economy further toward recession. In this respect, the events of September 11 begin to lose some of their uniqueness; they are one among many factors combining to produce a contraction in the economy. And while no two recessions are identical, they do feature similar characteristics, and the path to recovery is well-established.

It's encouraging that many of the factors necessary for economic improvement are already in place. Over the course of the year, the Federal Reserve has cut the Federal Funds target rate by 4.50%, bringing short-term interest rates to their lowest level since the early 1960s. Intermediate- and long-term interest rates have also fallen substantially, though not to as great a degree. As a result, the yield curve--the line on a graph that depicts interest rates across the broad spectrum of bond maturities, from short- to long-term--has become quite steep, with rates for short maturities being much lower than those for longer bonds.

Signs of recovery loom

This steep yield-curve is typical for this stage of the economic cycle, and indicates that the market is beginning to anticipate a recovery. There are other signs pointing toward recovery as well, including energy prices that have dropped substantially, price inflation that is trending lower, and continued growth in real, personal income. In addition, the President and Congress have provided fiscal stimulus for the economy in the form of tax cuts. While corporate profitability has not yet shown much sign of improvement, the stock market's positive performance toward the end of the period suggested that an upturn may be around the corner.

Over the past year, bond prices generally rose, with the highest-quality, longest-term bonds performing the best. In contrast, however, some low-quality, high-yield bonds actually saw their prices fall. In our bond portfolios, we generally kept our duration longer than our benchmark levels, which made the funds more sensitive to changes in interest rates--specifically, it positioned the funds to benefit from declining interest rates. This stance did in fact contribute positively to the funds' performance as rates fell, but our sense now is that most of the interest-rate declines are behind us. We are therefore shortening the funds' interest-rate exposures, bringing them closer to a neutral stance--a positioning for an environment in which rates do not move significantly up or down. We believe the economy, while poised for recovery, will remain at a subdued level for some time, serving to keep inflation in check.

Challenges for corporate bonds

Investment-grade corporate bonds presented a very mixed picture throughout 2001. The calendar year began with a robust rally in corporate bonds, which faded around mid-year as economic news grew gloomier. This downturn culminated with a sharp sell off among corporate credits in September, though they subsequently made somewhat of a rebound. Our strategy has been to focus our research efforts on bonds from larger corporate issuers. Such bonds offered better liquidity--that is, they were easier to buy and sell in the marketplace. Corporate bonds of all types offered

                                                          Continued on next page
significant yield advantages over U.S. Treasuries and agency-backed bonds to compensate for corporates' additional risk in a time of economic uncertainty.

There was no shortage of challenges confronting many corporate bond sectors, including cyclical industrials, airlines, hotels, and telecommunications. Our enthusiasm for these industries generally remained restrained throughout the year, but we were not able to avoid all of the rough spots. In those portfolios in which we underperformed relative to our benchmarks, generally this was because of weaknesses among some of the specific bonds in the portfolios. In most cases, we would anticipate better performance from these bonds in an improved economic environment.

At this stage of the business cycle, and with yields on money-market securities and short-term, high-quality bonds at very low levels, we would expect bond investors to start to move toward longer-maturity and lower-quality bonds in search of higher yields. As a result, we would expect the difference in yields between short- and long-term securities to narrow somewhat, producing a flatter yield curve. We would also anticipate that the spread between the yields of high- and lower-quality bonds would begin to tighten. We have begun to position the portfolios for these shifts that we foresee taking place in the coming year. Among the sectors where we have found attractive investment-grade corporate bonds are autos and selected high-quality telecommunications firms.

High-yield bonds underperform

From the middle of 2000 through the end of 2001's third quarter, high-yield bonds underperformed higher-quality bonds by 20% of total return. Such a performance gap is without historical precedent. The rapid deceleration in economic activity, rising corporate default rates, and a hangover from the late `90s telecommunications financing boom all conspired to depress the prices of most high-yield bonds, some dramatically so.

In September 2001 high-yield bonds registered their worst single monthly returns ever. Since then, high-yield securities have, in fact, outperformed high-grade bonds--and we believe they will continue to do so. The U.S. high-yield bond market, on average, currently offers approximately three times the income level available from U.S. Treasury securities.

It may seem remarkable, but this ratio was approximately two times greater during the previous recession (1990-91), a period marked by a bona fide credit crunch complete with widespread bank and thrift failures. The financial system is on a solid footing today, which is a major factor underlying our optimism regarding the prospects for high-yield bonds going forward.

An overview of other bond sectors

The performance of tax-exempt (municipal) bonds over the past year parallels the return patterns seen elsewhere in the bond market, with the highest-quality, longest-duration municipal bonds producing the best returns. One difference is that all tax-exempt issues are currently at very low valuations relative to taxable bonds. As a result, long-term AAA-rated municipals offer yields that are equal to or greater than the taxable yields available in the Treasury market. Municipal bonds, therefore, currently present a significant opportunity versus their non-tax-exempt counterparts.

Mortgage rates have remained in the news much of the past year, as homebuyers and existing homeowners have scrambled to take advantage of attractive financing rates. Most new mortgage loans are bundled together to form securities that are sold into the market in the form of FHLMC (Freddie Mac), FNMA (Fannie Mae), and GNMA (Ginnie Mae) pass-through certificates, also known as mortgage-backed bonds. These bonds have underperformed conventional bonds over the past year, and at times during the recent period, we have underweighted this sector. We are now overweighting mortgage-backed bonds, however, as we see opportunity in the sector going forward.

It should be clear that we remain optimistic about the prospects for bonds in the year ahead. The key ingredient for solid performance among fixed-income securities remains low price inflation--and on that front, we could not be more positive. We have just completed a business cycle that witnessed the lowest average Consumer Price Index that we have seen in any business cycle since the 1950s. The combination of effective monetary policy (embodied in the Federal Reserve's actions) along with a dynamic economy that has produced terrific gains in productivity has yielded great stability among prices. Recent flare-ups in portions of the economy, such as healthcare and housing, have subsided, and slow growth around the world points to continued moderation in prices for oil and other commodities.

We expect that in the next year, the bond markets should lack some of the drama and volatility that has characterized the recent period. We look forward to the future challenges and opportunities. On behalf of the entire fixed-income team at Strong, I would like to thank you for your continued confidence in our efforts.

Sincerely,


/S/ Bradley C. Tank

Bradley C. Tank

Strong Corporate Bond Fund
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A meeting of shareholders was held on July 20, 2001. See page 12 for information about the results of this meeting.

Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in intermediate-maturity bonds issued by U.S. companies. The Fund invests primarily in higher- and medium-quality bonds. To increase the income it pays out, it may also invest a small portion of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds) rated BB with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between 7 and 12 years. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment*
                            From 12-12-85 to 10-31-01

                              [GRAPH APPEARS HERE]

Corp/Corp Bd (P)   Corporate Bond Fund (N)   LB Credit BAA/Corp Bd (P)   Lip BBB
Nov 85                  $10,000                    $10,000               $10,000
Nov 86                  $13,304                    $11,685               $11,512
Nov 87                  $13,835                    $12,089               $11,720
Nov 88                  $15,607                    $13,622               $12,954
Nov 89                  $16,038                    $15,529               $14,347
Nov 90                  $14,493                    $16,076               $15,056
Nov 91                  $16,567                    $18,921               $17,260
Nov 92                  $18,393                    $20,949               $19,045
Nov 93                  $21,520                    $23,941               $21,693
Nov 94                  $21,118                    $23,110               $20,743
Nov 95                  $26,204                    $28,129               $24,645
Nov 96                  $28,549                    $30,166               $26,370
Nov 97                  $31,301                    $32,662               $28,495
Nov 98                  $33,749                    $35,224               $30,451
Nov 99                  $33,998                    $35,155               $30,233
Nov 00                  $35,965                    $37,025               $31,884
Oct 01                  $39,833                    $42,159               $35,422

* This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: For the year ended October 31, 2001, the Strong Corporate Bond Fund underperformed its benchmark, the Lehman Brothers U.S. Credit BAA Bond Index. The Fund did, however, outperform its benchmark in the first six months of the reporting period. We were able to outperform in the first half of the year because of our longer-than-benchmark exposure to interest-rate risk, and our selection of bonds from strong-performing companies and sectors, including telecommunications, healthcare, and electric generation.

     Unfortunately, since April we have experienced a period of short-term underperformance. This was a result of earnings shortfalls among three of our corporate investments: Global Crossing, United GlobalCom/ @Entertainment, and AT&T Canada. These negative performers were somewhat offset by investments in the environmental, healthcare, and food and beverage sectors, all of which outperformed the overall corporate bond market.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past six months, the U.S. economy experienced a meaningful slowdown. Real growth of Gross Domestic Product (GDP) in the second quarter of 2001 was 0.3% and fell to -0.4% for the third quarter. Prior to September 11, economists' opinions were divided with regard to the likelihood of a U.S. recession. Now the debate has shifted to how long the recession will last and how far economic growth may decline. Declining economic activity hurt the performance of bonds in telecommunications and such cyclical sectors as autos, travel, and gaming, all of which were held in the portfolio. As we write this report, economists are expecting future real GDP growth of -2% to -3%.

     In response to this steep decline in economic activity and more volatile financial markets, the Federal Reserve has aggressively lowered the targeted Federal Funds rate. From January through the end of October, the Fed Funds rate was cut 4% (with an additional half-point cut following in early November). This easing, along with additional fiscal stimulus from Congress and the President, should allow for a moderate recovery in economic activity in the middle of 2002.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During the past six months, the Fund has maintained a duration of approximately 6.5 years, slightly longer than our benchmark level. This posture was in part the result of our holdings in government securities, which benefit more directly from falling interest rates than do corporate bonds. This additional interest-rate sensitivity had a positive impact on performance.

     With respect to credit-risk management, the Fund's overall return was hurt by a few poor company selections, as it became more difficult to avoid problem companies. The rate of default on high-yield issues has reached double digits, and Standard & Poor's downgraded more than three times as many companies as they upgraded over the last six months through October. Despite these very difficult economic conditions, the Fund had several holdings that were upgraded.

Q:   What is your future outlook?

A: Recent months have favored high-quality bonds. Ten-year Treasury yields declined by more than 1.0% as the economy slowed and the Fed continued to lower rates. Looking forward, we believe the Federal Reserve is likely to continue easing the Fed Funds target rate until U.S. economic activity accelerates. This will probably result in an additional 50 to 100 basis points of Fed rate cuts, and modest declines in market interest rates.

     The difference in yield between the average Baa corporate bond and 10-year Treasuries has increased to 2.7%. This spread is now 25 basis points greater than it was at this time last year. As credit quality stabilizes and investors seek to increase the income level of their bond portfolios in a very low interest-rate environment, we believe that over the next 6 to 12 months the corporate bond market could significantly outperform the Treasury market.

     Thank you for your investment in the Strong Corporate Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     John T. Bender
     Portfolio Co-Manager

     Janet S. Rilling
     Portfolio Co-Manager

Average Annual Total Returns

As of 10-31-01

Investor Class
--------------------------------------------
      1-year                          11.10%

      5-year                           7.41%

     10-year                           9.25%

     Since Inception                   9.09%
     (12-12-85)

Advisor Class/1/
--------------------------------------------
      1-year                          10.98%

      5-year                           7.19%

     10-year                           9.02%

     Since Inception                   8.86%
     (12-12-85)

Institutional Class/2/
--------------------------------------------
      1-year                          11.62%

      5-year                           7.61%

     10-year                           9.35%

     Since Inception                   9.15%
     (12-12-85)

Portfolio Statistics

As of 10-31-01

Investor Class
--------------------------------------------
     30-day
     annualized yield/3/               6.77%

Advisor Class
--------------------------------------------
     30-day
     annualized yield/3/               6.66%

Institutional Class
--------------------------------------------
     30-day
     annualized yield/3/               7.16%

     Average
     effective maturity/4/        12.0 years

     Average quality rating/5/           BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

  /1/The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

  /2/The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

  /3/Yields are historical and do not represent future yields. Yields fluctuate.
     Yields are as of 10-31-01. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.17%. Otherwise, the current yield would have been 6.49%, and returns would have been lower.

  /4/The Fund's average effective maturity includes the effect of futures.

  /5/For purposes of this average quality rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

    *The Lehman Brothers U.S. Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers U.S. Credit Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund
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A meeting of shareholders was held on July 31, 2001. See page 12 for information about the results of this meeting.

Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in higher-quality bonds issued by the U.S. government or its agencies. The Fund's dollar-weighted average maturity will normally be between five and ten years. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

                    Growth of an Assumed $10,000 Investment*
                            From 10-29-86 to 10-31-01

                              [GRAPH APPEARS HERE]

            The Strong       Lehman Brothers    Lipper General
            Government       U.S. Aggregate     U.S. Government
          Securities Fund      Bond Index*       Funds Index*
          ---------------    ---------------    ---------------
Sep 86        $10,000            $10,000            $10,000
Sep 87        $ 9,754            $ 9,893            $ 9,698
Sep 88        $11,415            $11,209            $10,840
Sep 89        $12,578            $12,471            $11,845
Sep 90        $13,475            $13,415            $12,559
Sep 91        $15,296            $15,560            $14,452
Sep 92        $17,567            $17,513            $16,058
Sep 93        $19,982            $19,260            $17,496
Sep 94        $19,360            $18,639            $16,592
Sep 95        $22,221            $21,259            $18,649
Sep 96        $23,041            $22,301            $19,290
Sep 97        $25,400            $24,467            $21,055
Sep 98        $28,176            $27,284            $23,416
Sep 99        $27,939            $27,184            $22,875
Sep 00        $29,695            $29,084            $24,295
Sep 01        $33,622            $32,851            $27,308
Oct 01        $34,396            $33,539            $27,968

*This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: With the exception of a two-month period this spring, both short-term and long-term interest rates trended lower during the past year. At times bond prices, and the Fund's share price, have risen rather quickly, (most significantly after the September 11 attacks). Throughout the past year, the Fund has generally maintained a longer average duration than our benchmark. This stance has been a key driver of the Fund's outperformance relative to the Lehman Brothers U.S. Aggregate Bond Index.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the past year, the Federal Reserve aggressively reduced its target interest rate by 4%. This represents the most aggressive Fed easing cycle in the past 15 years, and puts one of the Fed's targeted rates at its lowest level since the early 1960s. The Fed took these actions to address the rapidly slowing economy, declining capital spending, and increasing unemployment.

     As a result of the Fed's activity, yields on short-maturity Treasuries finished October 2001 at 30-year lows, having fallen 3.5% during the year. In contrast, yields on longer-maturity Treasuries fell by just 100 basis points (or 1 percentage point). This steeper yield curve (with short-term rates much lower than long-term rates) was primarily due to the Fed's aggressive easing, although perhaps unjustified concerns about the government's fiscal situation also played a role.

     High-quality bonds, such as mortgage-backed securities and government agency debentures, generally outperformed Treasuries as investors sought higher yields.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Three strategies were primarily responsible for the Fund's performance. First, we had positioned the Fund to benefit from declining interest rates by maintaining a longer-than-benchmark duration. We maintained this positioning for most of the past year, though we did reduce our exposure toward the end of October 2001. Second, the Fund was positioned for a steeper yield curve--that is, for interest rates to decline most dramatically at the shortest maturities (two to five years). This strategy was an essential component of our performance, as most of the bond-market rally occurred in these shorter maturities. Our third important strategy was to increase the Fund's income level, primarily by adding high-quality mortgage securities. This helped to marginally boost the Fund's yield relative to its benchmark.

Q:   What is your future outlook?

A: Currently, there are only the most limited signs the economic slowdown and recession that began in the fall of 2000 is nearing an end. There are reasons to be hopeful about an economic recovery in 2002, primarily because of the Fed's aggressive action and the potential for a fiscal stimulus package to be passed by Congress. Nonetheless, we believe the Fed will be likely to continue reducing interest rates early next year. In addition, we believe the Fed will need to maintain interest rates at low levels for an extended period, which should be supportive of the bond market. Most likely, our focus in 2002 will shift toward increasing weightings in the government agency and mortgage markets, and moving our interest-rate exposure into longer-maturity instruments.

     Thank you for investing in the Strong Government Securities Fund. We appreciate the opportunity to help you pursue your vital financial goals.

     Bradley C. Tank
     Portfolio Co-Manager

     Thomas A. Sontag
     Portfolio Co-Manager

     Ashok Bhatia
     Portfolio Co-Manager

Average Annual Total Returns
As of 10-31-01

Investor Class
-------------------------------------------
     1-year                      14.88%

     5-year                       7.88%

     10-year                      8.31%

     Since Inception              8.58%
     (10-29-86)

Advisor Class/1/
-------------------------------------------
     1-year                      14.50%

     5-year                       7.55%

     10-year                      7.98%

     Since Inception              8.26%
     (10-29-86)

Institutional Class/2/
-------------------------------------------
     1-year                      15.28%

     5-year                       8.09%

     10-year                      8.41%

     Since Inception              8.65%
     (10-29-86)

Portfolio Statistics
As of 10-31-01

Investor Class
-------------------------------------------
     30-day
     annualized yield/3/          4.62%

Advisor Class
-------------------------------------------
     30-day
     annualized yield/3/          4.35%

Institutional Class
-------------------------------------------
     30-day
     annualized yield/3/              5.00%

     Average
     effective maturity/4/        5.9 years

     Average quality rating/5/          AAA

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

     Fund shares are neither insured nor guaranteed by the U.S. government.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.17%. Otherwise, the current yield would have been 4.18%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 12 for information about the results of this meeting.

Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, primarily in medium- and lower-quality corporate bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average maturity between five and ten years. The Fund invests a portion of its assets (up to 20 percent) in common stocks. To a limited extent, the Fund may also invest in foreign securities.

                     Growth of an Assumed $10,000 Investment
                            From 12-28-95 to 10-31-01

                              [GRAPH APPEARS HERE]

            The Strong    Lehman Brothers     Lipper High
            High-Yield    U.S. High-Yield    Current Yield
            Bond Fund       Bond Index*       Funds Index*
            ----------    ---------------    -------------
Nov 95       $10,000          $10,000           $10,000
May 96        11,267           10,276            10,434
Nov 96        12,447           11,073            11,177
May 97        13,380           11,639            11,767
Nov 97        14,483           12,466            12,656
May 98        15,581           13,094            13,395
Nov 98        15,262           12,796            12,836
May 99        15,860           13,120            13,288
Nov 99        16,073           12,970            13,248
May 00        16,130           12,699            12,912
Nov 00        14,738           12,114            11,899
May 01        16,142           13,203            12,489
Oct 01        14,496           12,594            11,642

*This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: In a market environment that favored higher-quality fixed-income instruments, the Fund and the high-yield market in general lagged behind the returns in the Treasury and investment-grade bond markets. Although the Fund underperformed against the broad high-yield market during the year ended October 31, 2001, it remains well ahead of the average over longer time periods.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Early in the year 2001, it became apparent that the bursting of the technology and capital-spending bubbles would be a significant drag on economic growth. As a result, the Federal Reserve began a series of interest-rate cuts in January that eventually would result in a 4% reduction in the Federal Funds rate by the end of October 31, 2001. (An additional 50 basis-point cut came in early November, shortly after the reporting period ended.) This aggressive Fed action initially ignited a rally among high-yield bonds, though it proved unsustainable in the face of a steady diet of weak economic indicators. As market participants demanded higher risk premiums to offset economic weakness, the high-yield market suffered.

     Although high-yield bonds were already weak before the terrorist attacks on September 11, those tragic events exacerbated the trend. Safe instruments such as U.S. Treasury securities rallied, while riskier investments like stocks and high-yield bonds sold off. Default rates, already high by historical standards, continued to increase. These negative trends were somewhat offset by the economic stimulus provided by the Fed's interest-rate cuts and fiscal stimulus in the form of tax cuts from the President and Congress.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We continue to invest in companies and industries that we believe will perform better than the market as a whole. The industries in which we have the largest investments--mobile wireless communications, cable television, and gaming--all exhibited generally improving fundamentals during the year. Some of our top individual holdings within those sectors were among our best performers, including Telecorp PCS, Charter Communications, and Ameristar Casinos. Holdings in the wireless telecommunications and European cable television industries, on the other hand, hurt the Fund's results.

     We maintained an emphasis on single B bonds during the year in an effort to benefit from attractive market-risk premiums--that is, the additional yield paid to compensate for the risk of investing in high-yield bonds rather than safer U.S. Treasury securities. We believed that as the economy gradually improved, risk premiums would shrink, allowing the lower-quality tier of the market to outperform. That position proved premature, however, as economic weakness and the events of September 11 resulted in an increase in risk premiums. BB-rated bonds outperformed instead, aided by a flight to quality and a rally in the U.S. Treasury market.

Q:   What is your future outlook?

A: The tragedy of the terrorist attacks certainly clouds the very near-term picture, but we believe that the economy and financial markets should prove rather resilient. We are already seeing some evidence of this in the performance of the stock market, which has virtually erased its post-September 11 losses. We expect the Federal Reserve to keep short-term rates at very low levels for an extended period of time. This makes the large income advantage provided by high-yield securities even more attractive to investors.

     As we leave behind one of the worst years ever seen in the high-yield market, it is useful to reflect on the longer history of this market. The high-yield market's best annual performance, in 1991, followed the year of its worst performance, 1990--and actually coincided with the peak in the default rate (1991). In fact, 1991 turned out to be the very beginning of an extended period of solid performance among high-yield securities. Although there are no guarantees, we hope that history continues to be a reliable guide.

     We thank you for your continued investment in the Strong High-Yield Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

Average Annual Total Returns
As of 10-31-01
Investor Class
---------------------------------------------
     1-year                       -10.05%

     3-year                         0.22%

     5-year                         3.57%

     Since Inception                6.56%
     (12-28-95)

Advisor  Class/1/
---------------------------------------------
     1-year                       -10.28%

     3-year                        -0.08%

     5-year                         3.28%

     Since Inception                6.27%
     (12-28-95)

Institutional Class/2/
---------------------------------------------
     1-year                        -9.94%

     3-year                         0.26%

     5-year                         3.59%

     Since Inception                6.58%
     (12-28-95)

Portfolio Statistics
As of 10-31-01

Investor Class
---------------------------------------------
     30-day
     annualized yield/3/               14.49%

Advisor Class
---------------------------------------------
     30-day
     annualized yield/3/               14.40%

Institutional Class
---------------------------------------------
     30-day
     annualized yield/3/               15.03%

     Average
     effective maturity/4/          6.1 years

     Average quality rating/5/              B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

The Fund has a redemption fee of 1.00% against shares that are held for fewer than 6 months.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-01 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.31%. Otherwise, the current yield would have been 14.09%, and returns would have been lower.

/4/  The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 12 for information about the results of this meeting.

Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government (and its agencies) bonds. The Fund invests primarily in higher-and medium-quality bonds. The Fund's dollar-weighted average maturity will normally be between one and three years. The Fund may also invest a portion of its assets in lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment*
                            From 8-31-87 to 10-31-01

                             [GRAPH APPEARS HERE]

                       Short-Term      LB 1-3yr    Lipper Short
                       Bond Fund (N)   Govt/Corp   Inv Grd Fd
              Aug 87      $10,000       $10,000      $10,000
              Aug 88      $11,052       $10,723      $10,716
              Aug 89      $12,197       $11,750      $11,775
              Aug 90      $12,538       $12,823      $12,627
              Aug 91      $13,882       $14,235      $13,893
              Aug 92      $15,772       $15,681      $15,229
              Aug 93      $16,961       $16,576      $16,158
              Aug 94      $17,212       $16,871      $16,349
              Aug 95      $18,382       $18,138      $17,456
              Aug 96      $19,676       $19,096      $18,292
              Aug 97      $21,427       $20,451      $19,583
              Aug 98      $22,585       $21,934      $20,830
              Aug 99      $23,418       $22,818      $21,494
              Aug 00      $24,868       $24,145      $22,702
              Aug 01      $27,124       $26,569      $24,776
              Oct 01      $26,895       $27,234      $25,226


*This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The Strong Short-Term Bond Fund produced a total return very close to its income level over the past 12 months. Returns were attractive on an absolute basis, but disappointing compared with the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index.

     The first six months of the year produced good returns on both an absolute and relative basis. Boosting returns in this period were the Fund's longer than benchmark duration (that is, a greater degree of sensitivity to interest-rate changes) and its overweighting in corporate bonds. Unfortunately, the Fund's performance suffered in the last six months of the fiscal year from a few corporate bond investments that declined significantly in price. In the past few months, the corporate market has punished bonds that have disappointing performance.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The Federal Reserve responded to the combination of a weak economy and poor market conditions by lowering the Fed Funds target rate by a total of 4% from January through October. Two-year Treasury yields have similarly plunged by 3.5% in the 12 months through October. (The Fed made another 50-basis-point cut in early November, just after the close of the Fund's fiscal year.) Investors' appetites for risk are greatly diminished, as evidenced by the underperformance of medium- and lower-quality bonds.

     Compounding the difficulties of the slowing economy was the aftermath of the terrorist attacks on the World Trade Center and the Pentagon. The disruption in economic activity that followed these attacks had negative impact on the corporate bond market. In particular, bonds in such areas as airlines, lodging, and gaming were punished severely.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During the past year, the Strong Short-Term Bond Fund has provided a total return slightly higher than its income level. The Fund's return was attractive in absolute terms, but was disappointing in comparison with its benchmark.

     The disappointing results are primarily the result of performance during the second half of the fiscal year. From May through October, the substantial drop-off in economic activity and political uncertainty made it much more difficult to forecast corporate earnings. A continued decline in corporate investment, combined with a decline in demand in many cyclical industries following September 11, has led a few bonds to decline significantly in price.

     Two of the troubled credits, Global Crossing and AT&T Canada, are in telecommunications. Global Crossing, a fiber-optic company, has suffered due to a decline in network capacity sales and faces a very challenging upcoming year. AT&T Canada is a Canadian telecom provider that has a contract to sell all of its stock to AT&T. The market price for these bonds has declined despite strong statements from AT&T reaffirming the strategic importance of its investment. We believe these bonds will recover in price over time.

     The third disappointment was the natural-gas company Enron. Enron bonds have declined in large part due to bad investments by Enron in noncore activities. These negative price movements were somewhat offset by maintaining a duration (interest-rate sensitivity) approximately 0.25 years greater than the benchmark as interest rates declined.

Q:   What is your future outlook?

A: The Federal Reserve is likely to continue to decrease the targeted Fed Funds rate. This monetary stimulus, along with the fiscal measures under consideration in Washington, should, in time, be sufficient to stabilize the U.S. economy. Although future rate cuts should allow for some modest price appreciation among Treasuries, in our assessment is that the corporate and mortgage sectors offer much better value. We believe that a rebound in economic activity and corporate earnings will lead to significant outperformance by short-term corporate bonds in the next year. The income advantage offered by the corporate sector is becoming too big to ignore.

     Thank you for your continued investment in the Strong Short-Term Bond Fund.

     Bradley C. Tank
     Portfolio Co-Manager

     John T. Bender
     Portfolio Co-Manager


Average Annual Total Returns
As of 10-31-01

Investor Class
---------------------------------------
   1-year                         7.11%

   5-year                         6.07%

   10-year                        6.49%

   Since Inception                7.23%
   (8-31-87)

Advisor Class/1/
---------------------------------------
   1-year                         6.93%

   5-year                         5.78%

   10-year                        6.20%

   Since Inception                6.94%
   (8-31-87)

Institutional Class/2/
---------------------------------------
   1-year                         7.57%

   5-year                         6.28%

   10-year                        6.60%

   Since Inception                7.31%
   (8-31-87)

Portfolio Statistics
As of 10-31-01

Investor Class
---------------------------------------
   30-day
   annualized yield/3/            5.81%

Advisor Class
---------------------------------------
   30-day
   annualized yield/3/            5.57%

Institutional Class
---------------------------------------
   30-day
   annualized yield/3/            6.27%

   Average
   effective maturity/4/      2.5 years

   Average quality rating/5/          A

   The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.


   From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/Yields are historical and do not represent future yields. Yields fluctuate.
   Yields are as of 10-31-01. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.09%. Otherwise, the current yield would have been 5.48%, and returns would have been lower.

/4/The Fund's average effective maturity includes the effect of futures.

/5/For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

  *The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 12 for information about the results of this meeting.

Your Fund's Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in short- and intermediate-term corporate bonds. The Fund invests primarily in medium- and lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between one and three years. To a limited extent, the Fund may also invest in foreign securities.

                    Growth of an Assumed $10,000 Investment*
                            From 6-30-97 to 10-31-01

                              [GRAPH APPEARS HERE]

                   The Strong
                   Short-Term      Short-Term       Lipper High
                   High Yield      High Yield      Current Yield
                   Bond Fund     Bond Index II*     Funds Index*
                   ----------    --------------    -------------
Jun 97              $10,000         $10,000           $10,000
Sep 97               10,530          10,308            10,539
Dec 97               10,777          10,502            10,699
Mar 98               11,096          10,733            11,169
Jun 98               11,324          10,933            11,211
Sep 98               11,387          10,768            10,365
Dec 98               11,680          10,993            10,691
Mar 99               11,946          11,167            11,032
Jun 99               12,074          11,347            11,104
Sep 99               12,219          11,435            10,909
Dec 99               12,301          11,568            11,202
Mar 00               12,357          11,476            11,032
Jun 00               12,572          11,599            10,988
Sep 00               12,827          11,812            10,903
Dec 00               12,919          11,440            10,115
Mar 01               13,407          12,333            10,461
Jun 01               13,165          12,592            10,128
Sep 01               12,718          12,353             9,510
Oct 01               12,646          12,427             9,727

* This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: While the Fund underperformed against the broad high-yield market over the past year, it has stayed well ahead of the market over longer periods of time. In a market environment that favored higher-quality, fixed-income instruments, the Fund--and the high-yield market in general--lagged behind the returns in the Treasury and investment-grade bond markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In the earliest days of 2001, the Federal Reserve began to address the faltering U.S. economy by beginning a series of interest-rate cuts that eventually would result in a 4% decline in the Federal Funds rate by the end of October 2001. This aggressive Fed action sparked a brief rally in the high-yield market, but soon this monetary stimulus was overpowered by a steady diet of weak economic indicators. As market participants demanded higher risk premiums--that is, higher yields to compensate for greater risk--because of this economic weakness, the prices of high-yield bonds moved lower.

     The high-yield market was already weak prior to the terrorist attacks on September 11, but these tragic events exacerbated the trend. Lower risk investments such as U.S. Treasury securities rallied, while riskier investments such as stocks and high-yield bonds sold off. The rate of default on high-yield bonds, already high by historical standards, continued to increase.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We continue to invest in securities that we believe will exhibit low volatility along with a relatively high level of income. In this effort, we generally restrict our investments to issues that have relatively short maturities, or those that are likely to be refinanced in the short term as they pay relatively high rates of interest.

     Although our focus on bonds with shorter maturities and high coupons helps to limit the Fund's volatility relative to the overall high-yield market, they do not eliminate it entirely. Even bonds with these characteristics can succumb to downside volatility in a generally declining market--such as the one we have experienced over the past year. Still, as the historical performance of the Fund attests, we have been able to keep the Fund's volatility substantially lower than that of longer-duration high-yield bond funds.

Q:   What is your future outlook?

A: Although the tragedy of the terrorist attacks certainly clouds the very near-term picture, we believe that the economy and financial markets will prove rather resilient. We are already seeing some evidence of this in the performance of the stock market, which virtually erased its post-September 11 losses within several weeks of the disaster. Massive monetary stimulus from the Federal Reserve and fiscal policy stimulus from the President and Congress should help to spur recovery.

     We expect the Federal Reserve to keep short-term rates at very low levels for an extended period of time, which makes the large income advantage that high-yield securities offer to investors even more attractive.

     As we exit what has been one of the worst years in the high-yield market's history, we believe it is useful to reflect on the market's past experience. The high-yield market experienced its very best performance ever in 1991--the year immediately following its worst ever, 1990. For that matter, 1991 was also the peak year for defaults in the marketplace--and it proved to be only the beginning of an extended period of very good performance for high-yield securities. Although there are no guarantees, we are hopeful that, in this case, history will turn out to be a reliable guide.

     Thank you for your continued investment in the Strong Short-Term High Yield Bond Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Thomas M. Price
     Portfolio Co-Manager

Average Annual Total Returns
As of 10-31-01

Investor Class
--------------------------------------------
     1-year                       -1.64%

     3-year                        3.84%

     Since Inception               5.57%
     (6-30-97)

Advisor Class/1/
--------------------------------------------
     1-year                       -1.92%

     3-year                        3.53%

     Since Inception               5.24%
     (6-30-97)

Portfolio Statistics
As of 10-31-01

Investor Class
--------------------------------------------
     30-day
     annualized yield/2/           9.92%

Advisor Class
--------------------------------------------
     30-day
     annualized yield/2/               9.69%

     Average
     effective maturity/3/         1.6 years

     Average quality rating/4/            BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-01. For Advisor Class shares, the advisor has temporarily absorbed expenses of 0.16%. Otherwise, the current yield would have been 9.53%, and returns would have been lower.

/3/  The Fund's average effective maturity includes the effect of futures.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper index is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong Short-Term Bond Fund, Inc. and Strong Income Funds, Inc. on behalf of:

                                              For            Against         Abstain      Broker non-votes
                                         --------------   -------------   -------------   ----------------
Strong Corporate Bond Fund               39,089,022.953   3,757,952.688   1,405,030.588    12,735,918.000
Strong Government Securities Fund        50,752,721.385   8,534,491.865   2,203,079.986    11,331,572.000
Strong High-Yield Bond Fund              44,375,440.767   7,548,114.703   1,528,278.409    10,600,249.000
Strong Short-Term Bond Fund              55,652,742.773   7,056,057.409   2,191,437.777    14,134,583.000
Strong Short-Term High Yield Bond Fund   15,403,324.357   1,328,200.447     483,659.154     4,778,112.000

To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                              For            Against         Abstain      Broker non-votes
                                         --------------   -------------   -------------   ----------------
Strong Corporate Bond Fund               55,663,137.009     467,972.345     856,814.875        0.000
Strong Government Securities Fund        70,843,623.987     658,331.675   1,319,909.574        0.000
Strong High-Yield Bond Fund              62,142,981.071   1,068,194.808     840,907.000        0.000
Strong Short-Term Bond Fund              76,710,523.189     823,104.092   1,501,193.678        0.000
Strong Short-Term High Yield Bond Fund   21,332,882.140     344,764.615     315,649.203        0.000

To elect members to the Board of Directors of Strong Corporate Bond Fund, Inc.:

                                              Director                 Affirmative             Withhold
                                         -----------------           --------------          -------------
                                         Richard S. Strong           56,130,630.480            857,293.749
                                          Willie D. Davis            56,122,464.785            865,459.444
                                          William F. Vogt            56,213,762.056            774,162.173
                                         Marvin E. Nevins            56,068,248.705            919,675.524
                                          Stanley Kritzik            56,178,599.096            809,325.133
                                           Neal Malicky              56,183,693.401            804,230.828

To elect members to the Board of Directors of Strong Government Securities Fund, Inc.

                                              Director                 Affirmative             Withhold
                                         -----------------           --------------          -------------
                                         Richard S. Strong           67,425,262.408          5,396,602.828
                                          Willie D. Davis            71,140,645.818          1,681,219.418
                                          William F. Vogt            71,229,930.806          1,591,934.430
                                         Marvin E. Nevins            71,109,902.235          1,711,963.001
                                          Stanley Kritzik            71,177,843.752          1,644,021.484
                                           Neal Malicky              71,226,576.760          1,595,288.476

To elect members to the Board of Directors of Strong Short-Term Bond Fund, Inc.:

                                              Director                 Affirmative             Withhold
                                         -----------------           --------------          -------------
                                         Richard S. Strong           74,544,275.272          4,490,545.687
                                          Willie D. Davis            76,016,890.233          3,017,930.726
                                          William F. Vogt            76,215,962.247          2,818,858.712
                                         Marvin E. Nevins            76,039,103.397          2,995,717.562
                                          Stanley Kritzik            76,099,446.793          2,935,374.166
                                           Neal Malicky              76,150,882.422          2,883,938.537

To elect members to the Board of Directors of Strong Income Funds, Inc. (Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund):

                                              Director                 Affirmative             Withhold
                                         -----------------           --------------          -------------
                                         Richard S. Strong           83,724,223.621          2,321,155.216
                                          Willie D. Davis            83,692,210.357          2,353,168.480
                                          William F. Vogt            83,744,437.984          2,300,940.853
                                         Marvin E. Nevins            83,609,146.739          2,436,232.098
                                          Stanley Kritzik            83,674,032.898          2,371,345.939
                                           Neal Malicky              83,733,417.218          2,311,961.619

Bond Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Bond Quality Ratings -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration -- Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2001
--------------------------------------------------------------------------------

                           STRONG CORPORATE BOND FUND

                                                     Shares or
                                                     Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------

Corporate Bonds 90.8%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 2/01/09
  (Rate Reset Effective 2/01/04) (b)                $15,100,000      $ 2,340,500
AES Corporation Notes, 7.375%,
  Due 6/15/14 (Remarketing Date 6/15/03)              5,000,000        4,875,000
AES Ironwood LLC Senior Secured Bonds,
  8.857%, Due 11/30/25                                6,500,000        6,756,945
AOL Time Warner, Inc. Bonds, 7.625%,
  Due 4/15/31                                        15,500,000       16,311,688
AOL Time Warner, Inc. Notes, 6.75%,
  Due 4/15/11                                         2,000,000        2,099,644
AT&T Corporation Notes, 6.50%, Due 3/15/29            4,400,000        3,814,488
AT&T Wireless Services, Inc. Senior Notes:
  7.875%, Due 3/01/11                                 4,500,000        4,877,248
  8.75%, Due 3/01/31                                 14,115,000       16,076,660
Abitibi-Consolidated, Inc. Yankee Debentures:
  8.50%, Due 8/01/29                                  7,500,000        7,465,080
  8.85%, Due 8/01/30                                  3,050,000        3,080,518
Allied Waste Industries, Inc. Term Loan,
  Tranche A, 5.309%, Due 7/31/05                     15,000,000       14,325,000
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08                  1,500,000        1,545,000
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.00%, Due 8/01/09             4,500,000        4,578,750
American Airlines, Inc. Pass-Thru Trust
  Certificates, Series 1999-1, Class C, 7.155%,
  Due 10/15/04                                        2,000,000        2,059,930
American Stores Company Debentures,
  8.00%, Due 6/01/26                                  9,335,000       10,128,839
Apache Corporation Debentures, 7.375%,
  Due 8/15/47                                         9,000,000        9,160,956
Apogent Technologies, Inc. Senior Notes,
  8.00%, Due 4/01/11                                  4,650,000        5,038,935
Arizona Public Service Company Notes,
  6.375%, Due 10/15/11                                7,000,000        7,184,485
Asia Global Crossing, Ltd. Senior Yankee Notes,
  13.375%, Due 10/15/10                               7,500,000        1,837,500
Bausch & Lomb, Inc. Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing
  Date 8/01/03)                                       2,000,000        2,011,060
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07                     8,254,000        9,071,815
Boston Scientific Notes, 6.625%, Due 3/15/05          4,000,000        4,123,880
Bristol-Myers Squibb Company Notes, 5.75%,
  Due 10/01/11                                        2,500,000        2,604,325
Browning Ferris Industries, Inc. Notes, 6.10%,
  Due 1/15/03                                         5,440,000        5,378,452
Burlington Northern Santa Fe Corporation
  Debentures, 8.125%, Due 4/15/20                     5,250,000        5,943,194
Burlington Northern Santa Fe Corporation
  Notes, 6.75%, Due 7/15/11                           9,110,000        9,625,252
CILCORP, Inc. Senior Bonds, 9.375%,
  Due 10/15/29                                        9,000,000       10,228,932
CSC Holdings, Inc. Debentures, 7.625%,
  Due 7/15/18                                         4,250,000        3,992,939
CSC Holdings, Inc. Senior Notes, 7.625%,
  Due 4/01/11                                         7,060,000        7,149,690
CalEnergy, Inc. Senior Notes, 7.63%,
  Due 10/15/07                                       10,000,000       10,838,930
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes, 8.50%,
  Due 5/01/08                                        27,245,000       27,585,563
Calpine Corporation Senior Notes:
  7.875%, Due 4/01/08                                 4,550,000        4,495,705
  8.50%, Due 2/15/11                                  9,350,000        9,423,678
Canadian Pacific Railroad Company Yankee
  Bonds, 7.125%, Due 10/15/31                         5,000,000        5,172,420
Canadian Pacific Railroad Company Yankee
  Notes, 6.25%, Due 10/15/11                          9,500,000        9,742,013
Capital One Bank Medium-Term Senior Notes,
  Tranche #113, 6.50%, Due 7/30/04                    9,500,000        9,695,387
Capital One Floating Rate Subordinated
  Capital Income Securities, 5.2288%,
  Due 2/01/27 (b)                                     3,000,000        2,298,147
Cendant Corporation Notes:
  6.875%, Due 8/15/06 (b)                            23,000,000       21,843,123
  7.75%, Due 12/01/03                                 8,265,000        8,260,140
Citizens Communications Company Senior
  Notes, 9.00%, Due 8/15/31 (b)                      14,475,000       15,385,420
Coastal Corporation Senior Debentures:
  7.42%, Due 2/15/37                                  5,036,000        4,984,819
  7.75%, Due 10/15/35                                 7,100,000        7,313,163
Continental Airlines, Inc. Pass-Thru
  Certificates, Series 1998-2, Class 2B, 6.465%,
  Due 10/15/04                                        2,131,971        1,705,577
Cox Radio, Inc. Senior Notes, 6.625%,
  Due 2/15/06                                         6,550,000        6,801,363
DaimlerChrysler North America Holding
  Corporation Notes:
  6.40%, Due 5/15/06                                  8,500,000        8,529,240
  7.25%, Due 1/18/06                                 10,000,000       10,349,340
  8.50%, Due 1/18/31                                 16,300,000       17,175,897
Dana Corporation Notes, 6.50%, Due 3/01/09              600,000          502,490
Dana Corporation Senior Notes, 9.00%,
  Due 8/15/11 (b)                                     6,125,000        5,352,239
Delhaize America, Inc. Debentures, 9.00%,
  Due 4/15/31 (b)                                     4,750,000        5,732,851
Delhaize America, Inc. Notes, 7.55%,
  Due 4/15/07                                         1,000,000        1,097,195
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1992-B1, 9.375%, Due 9/11/07                 2,299,718        2,402,504
Devon Financing Corporation ULC
  Debentures, 7.875%, Due 9/30/31 (b)                 8,900,000        9,006,275
Devon Financing Corporation ULC Notes,
  6.875%, Due 9/30/11 (b)                            13,500,000       13,523,895
Dominion Resources, Inc. Senior Notes,
  6.00%, Due 1/31/03                                  4,500,000        4,638,267
Duke Energy Field Services LLC Notes,
  8.125%, Due 8/16/30                                11,320,000       12,479,983
Dynegy Holdings, Inc. Senior Notes, 6.875%,
  Due 4/01/11                                         5,425,000        5,471,270
EOP Operating LP Guaranteed Notes, 7.00%,
  Due 7/15/11                                         7,125,000        7,447,107
EOP Operating LP Notes, 7.75%, Due 11/15/07           9,450,000       10,399,404
ESAT Telecom Group PLC Senior Yankee
  Notes, Zero %, Due 2/01/07                            850,000          894,736
El Paso Energy Corporation Medium-Term Notes:
  Tranche #2, 7.375%, Due 12/15/12                    8,915,000        9,454,839
  Tranche #4, 7.80%, Due 8/01/31                      3,550,000        3,674,381
Enron Credit Linked Notes Trust II Notes,
  7.375%, Due 5/15/06  (Acquired 5/17/01;
  Cost $7,742,638) (g)                                7,750,000        4,960,000
First Nationwide Bank Subordinated
  Debentures, 10.00%, Due 10/01/06                    3,460,000        3,926,768
Ford Motor Credit Company Floating Rate
  Notes, 3.56%, Due 3/13/07                          10,000,000        9,660,600

--------------------------------------------------------------------------------
                     STRONG CORPORATE BOND FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Ford Motor Credit Company Notes, 6.875%,
  Due 2/01/06                                         $10,000,000    $10,245,530
France Telecom Variable Rate Yankee Notes,
  7.75%, Due 3/01/11 (b)                                9,625,000     10,512,954
General Motors Acceptance Corporation
  Bonds, 8.00%, Due 11/01/31                            5,000,000      5,057,010
General Motors Acceptance Corporation
  Notes, 6.875%, Due 9/15/11                           41,855,000     41,248,312
Georgia-Pacific Corporation Notes, 8.875%,
  Due 5/15/31                                           1,500,000      1,532,544
Global Crossing Holdings, Ltd. Senior Yankee
  Notes:
  8.70%, Due 8/01/07                                   15,000,000      2,306,250
  9.125%, Due 11/15/06                                  3,000,000        502,500
HCA-The Healthcare Company Debentures,
  7.50%, Due 11/15/95                                   4,500,000      4,056,516
HCA-The Healthcare Company Medium-Term
  Notes, Tranche #00004, 8.12%, Due 8/04/03             5,100,000      5,411,987
HCA-The Healthcare Company Notes, 8.36%,
  Due 4/15/24                                           4,500,000      4,451,971
HCA-The Healthcare Company Senior Notes,
  7.125%, Due 6/01/06                                  18,350,000     19,313,375
Intermedia Communications, Inc. Senior
  Notes, Series B, 9.50%, Due 3/01/09                   3,000,000      3,165,000
Intermedia Communications, Inc. Senior
  Subordinated Discount Notes, Series B,
  Zero %, Due 3/01/09 (Rate Reset Effective
  3/01/04) (b)                                         13,550,000     11,720,750
International Game Technology Senior Notes,
  8.375%, Due 5/15/09                                   8,900,000      9,367,250
Jones Intercable, Inc. Senior Notes, 8.875%,
  Due 4/01/07                                           9,250,000     10,156,999
KN Capital Trust I Pass-Thru Securities,
  Series B, 8.56%, Due 4/15/27                         17,500,000     18,298,403
Kinder Morgan Energy Partners LP Notes,
  6.75%, Due 3/15/11                                    7,550,000      7,890,807
Kraft Foods, Inc. Bonds, 6.50%, Due 11/01/31           15,000,000     15,279,450
Kraft Foods, Inc. Notes, 5.625%, Due 11/01/11          34,000,000     34,244,800
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06               9,450,000     11,226,137
Liberty Property LP Senior Notes, 7.25%,
  Due 3/15/11                                           2,985,000      3,129,814
Lockheed Martin Corporation Bonds, 8.50%,
  Due 12/01/29                                         15,980,000     19,560,958
MGM Mirage, Inc. Senior Notes, 7.25%,
  Due 10/15/06                                          2,000,000      1,968,536
MGM Mirage, Inc. Senior Subordinated Notes,
  8.375%, Due 2/01/11                                   6,000,000      5,580,000
Marconi Corporation PLC Guaranteed
  Yankee Bonds:
  7.75%, Due 9/15/10                                    3,800,000      1,426,718
  8.375%, Due 9/15/30                                   2,000,000        719,290
MetroNet Communications Corporation
  Senior Discount Yankee Notes, Zero %,
  Due 6/15/08 (Rate Reset Effective 6/15/03)            3,300,000      1,564,167
MetroNet Communications Corporation
  Senior Yankee Notes:
  10.625%, Due 11/01/08                                19,680,000     13,275,990
  12.00%, Due 8/15/07                                  11,350,000      8,185,075
Midwest Generation LLC Pass-Thru
  Certificates, Series B, 8.56%, Due 1/02/16           10,425,000     10,500,946
Mirant Americas Generation, Inc. Senior
  Notes, 7.20%, Due 10/01/08 (b)                        5,750,000      5,769,096
News America Holdings, Inc. Notes, 8.25%,
  Due 8/10/18                                           4,000,000      4,194,200
News America Holdings, Inc. Senior
  Debentures:
  7.70%, Due 10/30/25                                   2,800,000      2,734,530
  9.25%, Due 2/01/13                                    1,962,000      2,372,291
News America, Inc. Debentures, 7.25%,
  Due 5/18/18                                           8,000,000      7,688,920
Niagara Mohawk Power Corporation Senior
  Notes, 5.375%, Due 10/01/04                           6,350,000      6,455,562
Norfolk Southern Corporation Senior Notes,
  7.25%, Due 2/15/31                                    9,500,000      9,930,008
Northrop Grumman Corporation Debentures,
  7.75%, Due 3/01/16                                    3,500,000      3,917,613
Northrop Grumman Corporation Notes,
  7.00%, Due 3/01/06                                    4,000,000      4,267,420
Ocean Energy, Inc. Senior Notes, 7.25%,
  Due 10/01/11                                          9,100,000      9,282,000
PG&E National Energy Group, Inc. Senior
  Notes, 10.375%, Due 5/16/11                           2,000,000      2,259,880
PSEG Energy Holdings, Inc. Senior Notes,
  8.625%, Due 2/15/08 (b)                               3,500,000      3,693,175
Park Place Entertainment Corporation Senior
  Notes, 7.00%, Due 7/15/04                             3,600,000      3,632,836
Pemex Project Funding Master Trust Notes,
  9.125%, Due 10/13/10                                 15,000,000     15,787,500
Petroleos Mexicanos Guaranteed Notes,
  8.85%, Due 9/15/07                                    2,500,000      2,665,625
Petroleos Mexicanos Medium-Term Yankee
  Notes, Tranche #11, 6.50%, Due 2/01/05 (b)            5,000,000      5,081,250
Philip Morris Companies, Inc. Debentures,
  7.75%, Due 1/15/27                                    6,280,000      6,797,623
Philip Morris Companies, Inc. Notes, 7.00%,
  Due 7/15/05                                           4,600,000      4,959,044
Philip Morris Companies, Inc. Senior Notes,
  7.20%, Due 2/01/07                                    5,500,000      5,961,241
Pinnacle One Partners LP/Pinnacle One, Inc.
  Senior Secured Notes, 8.83%,
  Due 8/15/04 (b)                                       9,850,000     10,392,380
Progress Energy, Inc. Senior Bonds, 7.00%,
  Due 10/30/31                                          4,000,000      4,085,544
Progress Energy, Inc. Senior Notes:
  7.10%, Due 3/01/11                                    5,000,000      5,404,855
  7.75%, Due 3/01/31                                    5,000,000      5,576,370
Pure Resources, Inc. Senior Notes, 7.125%,
  Due 6/15/11 (b)                                       9,500,000      9,691,966
Qwest Capital Funding, Inc. Bonds, 7.625%,
  Due 8/03/21 (b)                                       9,250,000      9,109,761
Qwest Capital Funding, Inc. Guaranteed Notes:
  7.25%, Due 2/15/11                                    2,250,000      2,308,201
  7.75%, Due 2/15/31                                   12,000,000     11,905,128
  7.90%, Due 8/15/10                                    4,250,000      4,538,265
R&B Falcon Corporation Senior Notes, Series B:
  6.75%, Due 4/15/05                                    9,700,000     10,209,589
  7.375%, Due 4/15/18                                  11,845,000     11,689,416
RJ Reynolds Tobacco Holdings, Inc. Notes,
  7.375%, Due 5/15/03                                  10,050,000     10,493,708
Raytheon Company Debentures:
  7.00%, Due 11/01/28                                   4,550,000      4,487,715
  7.20%, Due 8/15/27                                    5,000,000      5,051,390
Raytheon Company Notes:
  6.30%, Due 3/15/05                                    4,625,000      4,821,044
  6.50%, Due 7/15/05                                    7,810,000      8,171,478
  8.20%, Due 3/01/06                                    8,350,000      9,256,727

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                     STRONG CORPORATE BOND FUND (continued)


                                                    Shares or
                                                    Principal          Value
                                                     Amount          (Note 2)
--------------------------------------------------------------------------------
Riggs Capital Trust Preferred Securities,
  Series A, 8.625%, Due 12/31/26                 $    7,520,000    $   5,774,488
Southern Energy, Inc. Senior Notes, 7.90%,
  Due 7/15/09 (b)                                    12,820,000       13,158,602
Southern Energy Mid Atlantic Pass-Thru
  Certificates, Series B, 9.125%,
  Due 6/30/17 (b)                                     8,050,750        9,201,734
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                         4,500,000        4,689,297
Texas Utilities Company Senior Notes,
  Series C, 6.375%, Due 1/01/08                      11,000,000       11,389,048
Time Warner Entertainment Company LP
  Senior Notes, 10.15%, Due 5/01/12                   5,265,000        6,785,327
Time Warner, Inc. Debentures, 9.125%,
  Due 1/15/13                                         4,723,000        5,686,053
Tricon Global Restaurants, Inc. Senior Notes:
  7.45%, Due 5/15/05                                  7,300,000        7,409,500
  7.65%, Due 5/15/08                                  2,515,000        2,559,013
Triton Energy, Ltd. Senior Yankee Notes,
  8.875%, Due 10/01/07                               12,000,000       13,200,000
Tyson Foods, Inc. Notes:
  7.25%, Due 10/01/06 (b)                             7,880,000        8,177,383
  8.25%, Due 10/01/11 (b)                            10,850,000       11,636,875
USA Waste Services, Inc. Senior Notes:
  6.50%, Due 12/15/02                                10,605,000       10,868,312
  7.125%, Due 12/15/17                                1,750,000        1,739,271
Union Pacific Notes, 5.75%, Due 10/15/07              5,000,000        5,108,345
UnitedGlobalCom, Inc. Senior Secured
  Discount Notes, Series B, Zero %,
  Due 2/15/08 (Rate Reset Effective 2/15/03)         12,350,000        2,037,750
United Mexican States Medium-Term Yankee
  Bonds, Series A, 8.30%, Due 8/15/31                   500,000          475,750
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                      7,855,000       12,332,350
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior Notes,
  10.375%, Due 11/15/09                               2,000,000        2,290,000
WCG Note Trust/WCG Note Corporation, Inc.
  Senior Secured Notes, 8.25%,
  Due 3/15/04 (b)                                    12,840,000       13,208,213
WMX Technologies, Inc. Notes, 7.10%,
  Due 8/01/26                                         3,000,000        3,141,690
WPD Holdings UK Yankee Notes:
  6.50%, Due 12/15/08 (b)                             5,500,000        5,351,352
  6.75%, Due 12/15/04 (b)                             5,000,000        5,078,685
Waste Management, Inc. Senior Notes:
  6.875%, Due 5/15/09                                16,725,000       17,450,748
  7.375%, Due 8/01/10                                 6,500,000        6,962,196
  7.375%, Due 5/15/29                                 3,145,000        3,206,661
Williams Companies, Inc. Debentures, 7.50%,
  Due 1/15/31 (b)                                     5,000,000        4,990,045
Williams Companies, Inc. Notes:
  7.125%, Due 9/01/11                                 5,000,000        5,221,500
  7.875%, Due 9/01/21                                 4,700,000        4,922,357
Williams Companies, Inc. Senior Notes,
  7.75%, Due 6/15/31                                  4,500,000        4,624,609
WorldCom, Inc. Bonds, 8.25%, Due 5/15/31             13,375,000       13,733,798
WorldCom, Inc. Notes, 7.375%,
  Due 1/15/06 (b)                                     6,305,000        6,618,554
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $1,245,234,865)                        1,231,484,330
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 3.3%
Bank of America Mortgage Securities, Inc.
  Mortgage Pass-Thru Certificates, Series
  2000-2, Class B3, 7.50%, Due 4/25/30                  889,113          917,062
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Due 7/25/10                                           331,273          307,976
Chase Mortgage Finance Trust Mortgage
  Pass-Thru Certificates:
  Series 1999-S8, Class B2, 6.75%,
  Due 7/25/29                                         2,437,708        2,411,393
  Series 1999-S11, Class B2, 6.75%,
  Due 9/25/29                                         1,565,376        1,549,448
Citicorp Mortgage Securities, Inc.
  Pass-Thru Certificates, Series 1999-7,
  Class B-2, 7.00%, Due 9/25/29                       1,096,895        1,100,312
Commercial Trust I Lease-Backed
  Certificates, Series 1993-K-A, Class A2,
  7.63%, Due 12/15/13 (b)                             8,441,298        6,373,855
Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                  6,000,000        6,385,882
Mid-State Trust Virgin Islands
  Asset-Backed Notes, Series 6, Class A-2,
  7.40%, Due 7/01/35                                  2,443,335        2,581,456
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1998-23, Class B-3, 6.75%, Due 10/25/28             3,479,819        3,464,560
PSE&G Transition Funding LLC Transition
  Bonds, Series 2001-1, Class A-2, 5.74%,
  Due 3/15/07                                         2,680,000        2,818,181
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Commercial
  Mortgage Certificates, Series 1995-C1,
  Class D, 6.90%, Due 2/25/27                         9,193,225        9,174,675
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1997-A, Class B3, 7.3887%,
  Due 10/01/25 (b)                                    3,886,229        3,424,895
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B-1, 9.942%,
  Due 11/30/14 (b)                                    5,000,000        4,585,000
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $45,813,448)                          45,094,695
--------------------------------------------------------------------------------
Municipal Bonds 0.1%
West Jefferson, Alabama Amusement and
  Public Park Authority First Mortgage
  Revenue - Visionland Alabama Project,
  8.00%, Due 2/01/21 (Defaulted
  Effective 2/01/01)                                  4,000,000        1,400,000
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $765,884)                                  1,400,000
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 1.6%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                    15,640           18,708
  14.75%, Due 3/01/10                                     4,792            5,744

-------------------------------------------------------------------------------------------------
                     STRONG CORPORATE BOND FUND (continued)

                                                                    Shares or
                                                                    Principal           Value
                                                                     Amount            (Note 2)
-------------------------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 4/01/11                                              $    15,607     $       18,411
GNMA Guaranteed Pass-Thru Certificates,
  15.00%, Due 8/15/11 thru 8/15/12                                      45,917             56,877
Small Business Administration Guaranteed
  Loan Pool #40013, Interest Only Strips,
  2.419%, Due 9/30/17                                                2,478,358            111,526
United States Treasury Bonds, 6.25%,
  Due 5/15/30                                                        1,370,000          1,633,404
United States Treasury Notes:
  4.625%, Due 5/15/06                                               14,260,000         14,923,988
  5.00%, Due 8/15/11                                                 1,040,000          1,100,735
  5.625%, Due 5/15/08                                                3,260,000          3,573,521
-------------------------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $22,278,471)                                                     21,442,914
-------------------------------------------------------------------------------------------------
Purchased Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike
  Price is $100. Expiration date is 6/20/03.)                       25,000,000             62,500
-------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $562,500)                                                    62,500
-------------------------------------------------------------------------------------------------
Preferred Stocks 1.1%
Caisse National De Credit Agricole Sponsored
  ADR 10.375% Series A (Acquired 2/05/98;
  Cost $10,985,000) (g)                                                400,000         10,016,800
Parmalat Capital Finance 5.7125% Series B                              253,000          4,301,000
-------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $17,348,990)                                              14,317,800
-------------------------------------------------------------------------------------------------
Short-Term Investments (a) 3.4%
Corporate Notes 1.4%
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                             8,630,000          8,750,207
Texas Utilities Company Senior Floating Rate
  Notes, Series E, 6.50%, Due 8/16/04
(Remarketing Date 8/16/02)                                          11,250,000         11,514,274
                                                                                   --------------
                                                                                       20,264,481

Repurchase Agreements 1.9%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase Proceeds
  $24,301,746); Collateralized by: United
  States Government & Agency Issues (d)                             24,300,000         24,300,000
State Street Bank (Dated 10/31/01), 2.25%,
   Due 11/01/01 (Repurchase Proceeds
   $1,388,887); Collateralized by: United
   States Government Issues (d)                                      1,388,800          1,388,800
                                                                                   --------------
                                                                                       25,688,800
United States Government Issues 0.1%
United States Treasury Bills, Due 11/08/01
  thru 12/27/01 (c)                                                  1,100,000          1,098,203
-------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $46,683,960)                                        47,051,484
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,378,688,118) 100.3%                        1,360,853,723
Other Assets and Liabilities, Net (0.3%)                                               (3,999,302)
-------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                  $1,356,854,421
=================================================================================================

-------------------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------------------

                                                                               Unrealized
                                         Expiration     Underlying Face       Appreciation/
                                            Date        Amount at Value      (Depreciation)
-------------------------------------------------------------------------------------------
Purchased:
342 Five-Year U.S. Treasury Notes           12/01         $37,571,906         $ 1,006,062
413 Ten-Year U.S. Treasury Notes            12/01          46,055,953           1,349,214

Sold:
272 Two-Year U.S. Treasury Notes            12/01          57,719,250            (743,312)
  88 U.S. Treasury Bonds                    12/01           9,718,500            (442,249)


SWAPS
--------------------------------------------------------------------------------
Open default swap contracts at October 31, 2001 consisted of the following:
--------------------------------------------------------------------------------


                                                                                 Unrealized
                                      Notional      Interest      Interest      Appreciation/
Issuer                                 Amount         Sold          Bought     (Depreciation)
---------------------------------------------------------------------------------------------
Cox Enterprises
  (Expires 2/21/03)                 $10,000,000         --          1.50%       $    25,000
Enron
  (Expires 2/20/04)                  10,000,000         --          1.30%        (2,050,000)
Fuji Bank
  (Expires 3/07/06)                  10,000,000       0.77%           --             26,000


                       STRONG GOVERNMENT SECURITIES FUND

                                                              Shares or
                                                              Principal            Value
                                                                Amount            (Note 2)
---------------------------------------------------------------------------------------------
United States Government &
  Agency Issues 95.0%
FHA Insured Project Loan 956-55054,
  2.93%, Due 11/01/12                                        $ 3,034,695        $ 2,472,335
FHLMC Notes, 6.00%, Due 6/15/11                               36,950,000         40,159,329
FHLMC Participation Certificates:
  3.56%, Due 4/29/10                                           5,000,000          5,027,585
  6.00%, Due 6/14/06 thru 1/01/28 (e)                         82,000,000         83,379,378
  6.25%, Due 9/15/22                                           3,685,000          3,871,443
  6.50%, Due 3/01/16 (e)                                      13,810,000         14,394,767
  6.775%, Due 11/01/03                                         2,564,746          2,721,836
  7.00%, Due 5/01/03 thru 10/15/29 (e)                        17,414,134         18,164,174
  7.20%, Due 10/01/06                                         14,834,715         16,408,586
  7.25%, Due 7/01/08                                             382,652            387,300
  7.26%, Due 6/01/06                                           6,433,368          7,204,149
  7.34%, Due 5/01/26                                           1,531,495          1,581,389
  7.37%, Due 10/01/26                                          5,140,946          5,299,131
  7.96%, Due 1/01/26                                           1,086,933          1,163,358
  8.00%, Due 7/01/08 thru 2/01/17                             11,767,632         12,504,359
  8.50%, Due 10/01/05 thru 6/01/17                            14,496,478         15,342,173
  9.00%, Due 9/15/05 thru 4/01/21                             11,792,412         12,838,141
  9.30%, Due 7/15/21                                           1,551,545          1,622,601
  9.50%, Due 4/01/07 thru 4/01/25                              3,688,794          4,031,511
  10.00%, Due 10/01/05 thru 2/17/25                           31,914,886         36,018,925
  10.50%, Due 6/01/04 thru 8/01/20                             2,766,029          3,106,055
  11.75%, Due 10/01/15                                            27,214             30,998
  12.25%, Due 7/01/15 thru 12/01/15                               87,795            101,063
  12.50%, Due 10/01/09 thru 1/01/15                               79,412             92,167
  13.00%, Due 7/01/14                                              7,481              8,809
  14.00%, Due 6/01/11 thru 11/01/12                               15,540             18,530
  14.50%, Due 3/01/11 thru 12/01/11                                2,241              2,701
  14.75%, Due 8/01/11 thru 4/01/13                                 2,400              2,873
  15.00%, Due 8/01/11                                             18,190             22,025
  16.00%, Due 6/01/12                                              4,131              5,135

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
FHLMC Interest Only Participation
  Certificates, 3.50%, Due 1/25/04 thru 4/25/04      $425,000,000   $ 22,664,454
FHLMC Participation Variable Rate Certificates:
  Pool #786823, 6.104%, Due 7/01/29                    34,855,695     36,271,160
  Series T-028, 2.565%, Due 9/25/30                    14,169,301     14,164,908
  Series T-032, 2.49%, Due 3/25/21                      7,158,334      7,157,264
  Series 1582, 5.00%, Due 9/15/08                      14,123,263     14,828,581
FHLMC Variable Rate Medium-Term Notes,
  5.896%, Due 11/14/11 (e)                             13,950,000     13,812,680
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  5.00%, Due 7/01/06                                   35,520,901     36,200,693
  5.60%, Due 5/01/04 thru 11/01/05                      1,421,369      1,467,402
  5.748%, Due 9/01/27                                  10,005,053     10,208,440
  6.00%, Due 6/25/16 thru 4/25/31 (e)                  53,790,000     54,935,484
  6.07%, Due 10/01/08                                   6,601,039      7,016,479
  6.09%, Due 1/01/03                                   12,098,545     12,319,451
  6.125%, Due 11/25/03                                    206,330        215,005
  6.276%, Due 4/01/20                                   1,113,263      1,129,164
  6.292%, Due 5/01/05                                   9,042,481      9,672,494
  6.32%, Due 8/15/08                                   11,500,000     12,332,288
  6.49%, Due 12/25/25                                   1,854,146      1,857,252
  6.50%, Due 6/18/27 thru 7/01/31 (e)                  91,636,092     94,381,382
  6.525%, Due 4/01/19                                     474,782        484,054
  6.695%, Due 8/01/05                                  10,000,000     10,830,820
  7.00%, Due 9/01/07 thru 6/25/22                      14,875,854     15,595,686
  7.17%, Due 10/01/09                                   4,289,883      4,861,900
  7.18%, Due 10/01/09                                   3,401,418      3,857,308
  7.429%, Due 9/01/28                                   8,576,574      8,830,527
  7.46%, Due 5/01/04                                    2,510,532      2,568,859
  7.50%, Due 7/01/03 thru 7/01/15                      12,169,790     12,599,036
  8.00%, Due 4/01/17 thru 11/01/26                     24,503,938     26,173,424
  8.375%, Due 10/01/18                                  1,884,051      1,939,528
  8.40%, Due 2/25/09                                    3,145,036      3,141,465
  8.50%, Due 11/01/02 thru 5/01/26                     23,226,544     25,009,773
  8.75%, Due 1/01/10 thru 1/25/21                       2,879,624      3,143,838
  9.00%, Due 11/01/12 thru 7/01/28                     30,994,444     33,813,009
  9.20%, Due 12/25/19                                   2,998,949      3,322,791
  9.25%, Due 4/25/18                                      614,751        685,583
  9.40%, Due 10/25/19                                   2,354,787      2,609,679
  9.50%, Due 6/01/05 thru 7/25/31                     113,749,820    125,151,118
  10.00%, Due 3/25/19 thru 12/01/20                    14,453,861     16,073,413
  10.10%, Due 2/25/18                                   1,448,799      1,640,319
  11.00%, Due 2/01/19 thru 10/15/20                     3,018,146      3,487,323
  11.50%, Due 2/01/19                                     701,289        819,794
  11.75%, Due 12/01/10                                     68,107         77,853
  12.00%, Due 7/15/14 thru 2/01/19                      3,425,684      4,001,479
  12.25%, Due 7/01/14                                      17,862         19,802
  12.50%, Due 2/01/11                                      53,996         62,031
  13.25%, Due 4/01/12                                       1,304          1,541
  13.50%, Due 1/01/12                                       3,400          3,957
  13.75%, Due 10/01/10                                      5,494          6,421
  14.00%, Due 11/01/12 thru 8/01/13                        40,811         46,869
  14.25%, Due 12/01/14                                     31,184         37,293
  14.50%, Due 1/01/12                                       4,957          5,865
  14.75%, Due 3/01/12                                      67,381         82,405
  15.00%, Due 10/01/12                                      9,290         11,249
  15.50%, Due 10/01/12                                      4,984          6,065
FNMA Interest Only Guaranteed Real
  Estate Mortgage Investment Conduit
  Pass-Thru Certificate, 4.50%, Due 3/25/04            68,334,000      5,192,701
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Certificates:
  Pool #92068, 6.937%, Due 1/01/18                        388,674        401,075
  Pool #103102, 5.753%, Due 3/01/18                     1,939,047      1,975,246
  Pool #110238, 6.293%, Due 1/01/16                     2,478,712      2,511,044
  Pool #124013, 6.644%, Due 10/01/21                      449,076        466,150
  Pool #176367, 7.313%, Due 4/01/15                     1,156,585      1,237,908
  Pool #181826, 6.52%, Due 10/01/22                       305,571        317,914
  Pool #201427, 8.427%, Due 1/01/23                       927,876        973,295
  Pool #323127, 5.704%, Due 8/01/15                    12,604,608     13,138,086
  Pool #381990, 7.11%, Due 10/01/09                     4,920,074      5,430,506
  Pool #382476, 3.965%, Due 6/01/07                    14,888,054     14,813,613
  Pool #457277, 7.353%, Due 10/01/27                   15,086,151     16,098,468
  Pool #530074, 6.846%, Due 3/01/30                     2,022,317      2,125,222
  Pool #534738, 7.362%, Due 5/01/27                     3,779,488      3,912,976
  Pool #538435, 7.491%, Due 7/01/26                     2,468,112      2,566,659
  Pool #545117, 7.001%, Due 12/01/40                   17,063,088     17,996,318
  Series 1994-M4, Class B, 8.55%,
  Due 8/25/26                                           1,233,609      1,362,848
  Series 1997-M4, Class C, 7.2934%,
  Due 8/17/18                                           5,683,000      6,220,278
  Series 1999-W6, Class A, 9.1682%,
  Due 9/25/28                                           6,557,491      7,190,698
FNMA Notes:
  4.375%, Due 10/15/06                                 35,600,000     36,144,431
  5.25%, Due 1/15/09                                   12,000,000     12,473,820
  6.00%, Due 5/15/08 thru 5/15/11                      61,225,000     66,442,986
  7.00%, Due 7/15/05                                   30,015,000     33,511,117
FNMA Stripped Mortgage-Backed Securities:
  Series B, Class B-1, 6.00%, Due 5/01/09               1,414,795      1,450,764
  Series C, Class C-1, 6.00%, Due 5/01/09               1,203,948      1,234,621
  Series K, Class K-1, 6.00%, Due 11/01/08              6,566,438      6,724,895
  Series 161, Class 2, Interest Only, 8.50%,
  Due 7/25/22                                           1,943,279        358,646
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Pass-Thru
  Certificates:
  Series BA-1001, Class 1, 7.014%,
  Due 1/25/03                                           3,182,774      3,234,494
  Series GS-1001, Class 1, 7.023%,
  Due 1/25/08                                           1,058,067      1,136,761
  Series GS-1002, Class 1, 6.71%,
  Due 7/25/08                                             781,664        832,839
GNMA Guaranteed Pass-Thru Certificates:
  8.35%, Due 4/15/20                                   11,408,872     12,335,336
  8.40%, Due 5/15/20                                    6,172,278      6,676,448
  9.00%, Due 12/15/06 thru 12/15/17                    29,189,365     32,234,418
  9.50%, Due 10/20/19                                   4,648,725      5,170,712
  12.50%, Due 4/15/19                                   1,506,214      1,793,514
  13.00%, Due 12/15/10 thru 11/15/14                      238,365        283,007
  13.50%, Due 7/15/10 thru 10/15/12                        60,533         72,339
  14.00%, Due 4/15/12 thru 9/20/14                         59,566         72,159
  14.50%, Due 9/15/12 thru 11/15/12                       156,156        189,933
  15.00%, Due 6/15/12 thru 9/15/12                         66,487         81,933
  16.00%, Due 4/15/12                                       8,799         10,846
GNMA Guaranteed Variable Rate Pass-Thru
  Certificates:
  Pool #8333, 6.375%, Due 3/20/18                         677,271        694,273
  Pool #8489, 6.375%, Due 4/20/19                         163,993        168,805
  Pool #8678, 7.75%, Due 8/20/20                        4,738,906      4,919,873
  Pool #8714, 7.625%, Due 11/20/20                      3,273,056      3,410,276
Small Business Administration Guaranteed
  Loan Interest Only Custodial Receipts:
  Series 1992-6A, 2.405%, Due 10/15/17                 16,059,651        702,610
  Series 1993-1A, 2.526%, Due 2/28/18                  12,911,090        580,999
Student Loan Marketing Association Notes,
  3.625%, Due 9/30/04                                  15,000,000     15,146,895

---------------------------------------------------------------------------------
                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                      Amount           (Note 2)
---------------------------------------------------------------------------------
Student Loan Marketing Association Student
  Loan Trust Floating Rate Securities:
  Series 1996-1, Class A1, 3.5725%,
  Due 7/26/04                                        $   189,900   $      189,870
  Series 1996-3, Class A-1, 2.579%,
  Due 10/25/04                                         4,310,708        4,308,300
  Series 1997-1, Class A-1, 2.549%,
  Due 10/25/05                                         6,648,910        6,645,838
  Series 1997-3, Class A-1, 2.689%,
  Due 4/25/06                                         29,336,795       29,295,876
  Series 1998-1, Class A-1, 2.799%,
  Due 1/25/07                                         15,321,268       15,344,354
  Series 1998-2, Class A-1, 2.769%,
  Due 4/25/07                                          5,373,830        5,376,328
  Series 2000-1, Class A-1L, 2.44%,
  Due 10/27/08                                         3,843,450        3,849,280
  Series 2001-3, Class A-1L, 2.39%,
  Due 4/25/10                                          5,670,132        5,670,132
USGI Federal Housing Authority Variable
  Rate Insured Project Loan, Pool #2040,
  3.025%, Due 11/01/06                                 3,626,081        3,550,151
United States Department of Veterans Affairs
  Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates -
  Vendee Mortgage Trust:
  Series 1992-1, Class 2J, 7.75%, Due 3/15/05         10,029,780       10,331,025
  Series 1995-1, Class 3L, 8.00%, Due 4/15/06         10,000,000       10,329,150
  Series 1995-1, Class 4, 8.8519%,
  Due 2/15/25                                          4,834,302        5,397,523
  Series 1995-2, Class 3, 8.7925%,
  Due 6/15/25                                          9,982,555       11,347,021
United States Treasury Bonds:
  5.375%, Due 2/15/31                                  5,000,000        5,380,470
  5.50%, Due 8/15/28                                  25,200,000       26,822,275
  6.25%, Due 5/15/30                                  23,010,000       27,434,041
  6.50%, Due 11/15/26                                 15,900,000       19,043,986
  8.00%, Due 11/15/21                                  5,000,000        6,847,660
  8.875%, Due 2/15/19                                 10,800,000       15,659,158
  9.875%, Due 11/15/15                                 7,550,000       11,427,046
  11.25%, Due 2/15/15                                 23,600,000       38,656,068
United States Treasury Bonds Stripped
  Principal Payment, 7.50%, Due 11/15/24              41,000,000       12,258,180
United States Treasury Notes:
  4.625%, Due 5/15/06                                 25,650,000       26,639,936
  4.75%, Due 11/15/08                                 17,385,000       18,164,613
  5.00%, Due 8/15/11                                   9,100,000        9,631,431
  5.625%, Due 5/15/08                                 12,000,000       13,154,064
  5.75%, Due 11/15/05 thru 8/15/10                    27,940,000       30,913,142
  5.875%, Due 11/15/04                                 4,675,000        5,067,630
  10.00%, Due 5/15/10                                  8,600,000       10,469,158
---------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $1,634,469,434)                               1,690,843,945
---------------------------------------------------------------------------------
Corporate Bonds 7.7%
AOL Time Warner, Inc. Bonds, 7.625%,
  Due 4/15/31                                          5,000,000        5,288,600
AOL Time Warner, Inc. Notes, 6.125%,
  Due 4/15/06                                          5,000,000        5,218,040
Bristol-Myers Squibb Company Notes, 5.75%,
  Due 10/01/11                                        10,000,000       10,417,300
Cendant Corporation Notes, 6.875%,
  Due 8/15/06 (b)                                      5,000,000        4,748,505
Devon Financing Corporation ULC
  Debentures, 7.875%, Due 9/30/31 (b)                 12,440,000       12,588,546
El Paso Energy Corporation Medium-Term
  Notes:
  Tranche #2, 7.375%, Due 12/15/12                     5,000,000        5,302,770
  Tranche #4, 7.80%, Due 8/01/31                       7,500,000        7,762,778
General Motors Acceptance Corporation
  Bonds, 8.00%, Due 11/01/31                           5,780,000        5,845,904
General Motors Acceptance Corporation
  Notes, 6.875%, Due 9/15/11                          19,350,000       19,069,522
Household Finance Corporation Notes:
  6.375%, Due 10/15/11                                 4,000,000        4,069,300
  6.75%, Due 5/15/11                                   7,500,000        7,845,397
Kinder Morgan Energy Partners LP Notes,
  7.40%, Due 3/15/31                                   4,720,000        4,944,790
Kraft Foods, Inc. Bonds, 6.50%, Due 11/01/31          10,000,000       10,186,300
Kraft Foods, Inc. Notes, 4.625%,
  Due 11/01/06                                        10,000,000       10,028,600
PPL Electric Utilities Corporation Senior
  Secured Bonds, 6.25%, Due 8/15/09                   15,000,000       15,560,175
Waste Management, Inc. Senior Notes,
  6.875%, Due 5/15/09                                  5,000,000        5,216,965
WorldCom, Inc. Notes, 7.375%,
  Due 1/15/06 (b)                                      2,795,000        2,933,998
---------------------------------------------------------------------------------
Total Corporate Bonds (Cost $133,759,625)                             137,027,490
---------------------------------------------------------------------------------
Municipal Bonds 0.2%
Arkansas Development Finance Authority
  GNMA Guaranteed Bonds, 9.75%,
  Due 11/15/14                                         3,100,000        3,969,860
---------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,713,658)                                 3,969,860
---------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 1.6%
ABN AMRO Mortgage Corporation
  Mortgage Pass-Thru Certificates, Series
  1999-6, Class B2, 7.00%, Due 9/25/29                 1,761,997        1,767,379
Bank of America Mortgage Securities, Inc.
  Mortgage Pass-Thru Certificates:
  Series 1999-12, Class B3, 7.50%,
  Due 11/25/29                                           994,595        1,024,318
  Series 2000-1, Class B3, 7.50%, Due 2/25/30          1,439,334        1,461,262
Citicorp Mortgage Securities, Inc. Pass-Thru
  Certificates, Series 2000-1, Class B2, 7.00%,
  Due 1/25/30                                            898,504          901,384
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1999-3, Class B2, 6.50%,
  Due 5/25/29                                          1,317,307        1,287,410
GE Capital Mortgage Services, Inc. Mortgage
  Pass-Thru Certificates:
  Series 1999-3, Class B2, 6.50%, Due 5/25/29          2,180,439        2,129,733
  Series 1999-20, Class B2, 7.25%,
  Due 12/25/29                                         1,518,369        1,543,217
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1999-18, Class B3, 6.50%,
  Due 7/25/29                                          2,898,838        2,824,729
  Series 1999-20, Class B3, 6.75%,
  Due 8/25/29                                          2,488,381        2,457,563
  Series 1999-23, Class B3, 7.00%,
  Due 10/25/29                                         1,102,920        1,104,293
  Series 1999-26, Class B3, 7.25%,
  Due 12/25/29                                         1,125,345        1,141,713

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                 STRONG GOVERNMENT SECURITIES FUND (continued)

                                                                   Shares or
                                                                   Principal            Value
                                                                     Amount            (Note 2)
-------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2000-1, Class 1B3, 7.46%,
  Due 2/25/30                                                      $ 1,224,401     $    1,228,013
  Series 2000-2, Class B3, 7.63%,
  Due 4/25/30                                                        1,626,035          1,645,073
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates:
  Series 1999-S18, Class M3, 7.00%,
  Due 8/25/29                                                        1,623,463          1,627,319
  Series 1999-S23, Class M3, 7.25%,
  Due 11/25/29                                                       1,513,777          1,538,853
  Series 1999-S24, Class M3, 7.50%,
  Due 12/25/29                                                       1,159,776          1,194,598
  Series 2000-S1, Class M3, 7.50%,
  Due 1/25/30                                                        1,392,898          1,433,954
  Series 2000-S2, Class M3, 7.50%,
  Due 2/25/30                                                        1,451,422          1,493,738
-------------------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $24,664,264)                                           27,804,549
-------------------------------------------------------------------------------------------------
Purchased Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike
  price is $100. Expiration date is 6/20/03.)                       25,000,000             62,500
United States Treasury Bonds Put Options:
  (Strike price is $104. Expiration date
  is 12/21/01.)                                                        150,000              9,375
United States Treasury Bonds Put Options:
  (Strike price is $100. Expiration date
  is 2/22/02.)                                                         150,000              7,031
-------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $608,344)                                                    78,906
-------------------------------------------------------------------------------------------------
Short-Term Investments (a) 7.5%
Repurchase Agreements 4.8%
ABN AMRO Inc. (Dated 10/31/01), 2.59%
  Due 11/01/01 (Repurchase Proceeds
  $81,705,878); Collateralized by: United
  States Government & Agency Issues (d)                             81,700,000         81,700,000
State Street Bank (Dated 10/31/01), 2.25%
  Due 11/01/01 (Repurchase Proceeds
  $4,366,073); Collateralized by: United
  States Government Issues (d)                                       4,365,800          4,365,800
                                                                                   --------------
                                                                                       86,065,800
United States Government &
  Agency Issues 2.7%
FHLMC Participation Certificates:
  9.75%, Due 8/01/02                                                   246,376            251,811
  13.75%, Due 5/01/02                                                    2,658              2,667
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  6.53%, Due 7/01/02                                                 2,317,786          2,332,761
FNMA Notes, 5.375%, Due 3/15/02                                      3,000,000          3,036,303
Federal Agricultural Mortgage Corporation
  Guaranteed Variable Rate Pass-Thru
  Certificates:
  Series CS-1004, Class 1, 7.111%,
  Due 1/25/02                                                        4,356,012          4,356,013
  Series CS-1010, Class 1, 7.436%,
  Due 7/25/02                                                        6,419,000          6,579,475
Health and Human Services Variable Rate
  Project Loan, 7.83%, Due 11/01/01                                    402,866            404,881
United States Treasury Bills, Due 11/15/01
  thru 1/24/02 (c)                                                   1,875,000          1,868,429
United States Treasury Notes, 3.625%,
  Due 7/15/02                                                       27,707,500         28,227,043
                                                                                   --------------
                                                                                       47,059,383
-------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $132,423,189)                                      133,125,183
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,929,638,514) 112.0%                        1,992,849,933
Other Assets and Liabilities, Net (12.0%)                                            (213,326,578)
-------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                  $1,779,523,355
=================================================================================================


FUTURES
--------------------------------------------------------------------------------

                                                                                        Unrealized
                                                   Expiration    Underlying Face     Appreciation/
                                                      Date       Amount at Value    (Depreciation)
----------------------------------------------------------------------------------------------------
Purchased:
  363 Five-Year U.S. Treasury Notes                   12/01       $ 39,878,953         $  509,511
1,005 Ninety-Day Eurodollars                           9/02        244,554,188          4,784,160
   50 Ninety-Day Eurodollars                           3/03         12,066,875            111,038
   50 Ten-Year U.S. Treasury Notes                    12/01          5,575,781            112,350
  150 Thirty-Day Federal Fund Rate                     1/02         61,276,777               (675)
   30 U.S. Treasury Bonds                             12/01          3,313,125             74,598


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------------------------
                                                                      Contracts         Premiums
-------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                  500         $   182,225
Options written during the year                                        10,205           1,870,615
Options closed                                                         (6,855)         (1,329,495)
Options expired                                                        (3,250)           (679,094)
Options exercised                                                          --                  --
                                                                       ------          ----------
Options outstanding at end of year                                        600         $    44,251
                                                                       ======          ==========


Closed and expired options resulted in a capital loss of $162,404.

WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------------------------
                                                                       Contracts
                                                                     (1000 shares          Value
                                                                     per contract)        (Note 2)
-------------------------------------------------------------------------------------------------
United States Treasury Bond Futures Options:
Puts: (Strike price is $98. Expiration date is 2/22/02
  Premium Received is $12,788.)                                            300           ($ 4,688)
Puts: (Strike price is $103. Expiration date is 12/21/01
  Premium Received is $31,463.)                                            300             (9,375)
                                                                           ---            -------
                                                                           600           ($14,063)
                                                                           ---            =======


SWAPS
--------------------------------------------------------------------------------
Open swap contracts at October 31, 2001 consisted of the following:

--------------------------------------------------------------------------------
                       Notional    Interest         Index           Unrealized
   Issuer               Amount       Sold           Bought         Appreciation
--------------------------------------------------------------------------------

                                   1 Month USD
ERISA Eligible                     LIBOR - 35     ERISA Eligible
  (Expires 9/30/02)  $65,000,000  basis points     Lehman CMBS*     $1,334,639

*Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index
 Collateralized Mortgage-Backed Securities Index Total Return Swap

--------------------------------------------------------------------------------
                          STRONG HIGH-YIELD BOND FUND

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 88.1%
@Entertainment, Inc. Senior Discount Notes,
  Series B:
  Zero %, Due 7/15/08 (Rate Reset Effective
  7/15/03)                                            $17,350,000    $ 3,036,250
  Zero %, Due 2/01/09 (Rate Reset Effective
  2/01/04)                                             22,250,000      3,448,750
AES Corporation Senior Notes, 9.375%,
  Due 9/15/10                                           3,530,000      3,287,313
AMFM Operating, Inc. Senior Subordinated
  Exchange Debentures, 12.625%,
  Due 10/31/06                                          2,828,100      3,050,813
AP Holdings, Inc. Senior Discount Notes,
  Zero %, Due 3/15/08 (Rate Reset Effective
  3/15/03)                                              8,200,000        594,500
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08                8,210,000      4,105,000
AT&T Wireless Services, Inc. Senior Notes,
  7.875%, Due 3/01/11                                   5,640,000      6,112,818
Adelphia Communications Corporation
  Senior Notes:
  10.25%, Due 11/06/06                                  4,000,000      3,860,000
  10.25%, Due 6/15/11                                   2,000,000      1,870,000
  10.875%, Due 10/01/10                                 3,500,000      3,377,500
Air Canada, Inc. Senior Yankee Notes,
  10.25%, Due 3/15/11                                  15,065,000      6,251,975
Airgate PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 10/01/09
  (Rate Reset Effective 10/01/04)                       8,342,000      6,047,950
Aladdin Gaming Holdings LLC/Aladdin
  Capital Corporation Senior Discount Notes,
  Zero %, Due 3/01/10 (Rate Reset Effective
  3/01/03) (Defaulted Effective 9/21/01)               13,915,000        591,388
Alamosa Delaware, Inc. Senior Notes:
  12.50%, Due 2/01/11                                   5,815,000      5,785,925
  13.625%, Due 8/15/11 (b)                              6,550,000      6,779,250
Alliance Gaming Corporation Senior
  Subordinated Notes, Series B, 10.00%,
  Due 8/01/07                                           7,010,000      7,115,150
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11                           3,800,000      4,066,000
Allied Waste Industries, Inc. Term Loan,
  Tranche A, 5.309%, Due 7/31/05                       10,000,000      9,550,000
Allied Waste North America, Inc. Senior
  Secured Notes, 8.875%, Due 4/01/08                   12,100,000     12,463,000
Allied Waste North America, Inc. Senior
  Subordinated Notes, 10.00%, Due 8/01/09               3,860,000      3,927,550
American Lawyer Media, Inc. Senior
  Subordinated Notes, Series B, 9.75%,
  Due 12/15/07                                          7,170,000      5,278,913
Ameristar Casinos, Inc. Senior Subordinated
  Notes, 10.75%, Due 2/15/09                           14,770,000     15,508,500
Anchor Gaming Senior Subordinated Notes,
  9.875%, Due 10/15/08                                  7,000,000      7,621,250
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                  10,000,000      7,850,000
Anthony Crane Rental Holdings LP/Anthony
  Crane Holdings Capital Corporation Senior
  Discount Debentures, Series B, Zero %,
  Due 8/01/09 (Rate Reset Effective 8/01/03)            8,400,000      1,302,000
Anthony Crane Rental LP/Anthony Crane
  Capital Corporation Senior Notes, 10.375%,
  Due 8/01/08                                             300,000        130,500
Argosy Gaming Company Senior
  Subordinated Notes, 10.75%, Due 6/01/09              10,500,000     11,655,000
Asia Global Crossing, Ltd. Senior Yankee
  Notes, 13.375%, Due 10/15/10                         23,790,000      5,828,550
Atlas Air Worldwide Holdings, Inc.
  Senior Notes:
  9.25%, Due 4/15/08                                    4,450,000      3,137,250
  9.375%, Due 11/15/06                                  4,000,000      2,820,000
  10.75%, Due 8/01/05                                   6,000,000      4,560,000
Avencia Group PLC Yankee Notes, 11.00%,
  Due 7/01/09                                           8,650,000      8,260,750
BRL Universal Equipment Corporation
  Senior Secured Notes, 8.875%,
  Due 2/15/08 (b)                                       3,500,000      3,622,500
CSC Holdings, Inc. Senior Notes, 7.625%,
  Due 4/01/11                                          16,070,000     16,274,153
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes, 8.50%,
  Due 5/01/08                                           9,500,000      9,618,750
Calpine Corporation Senior Notes, 8.50%,
  Due 2/15/11                                          11,820,000     11,913,142
William Carter Company Senior
  Subordinated Notes, 10.875%,
  Due 8/15/11 (b)                                       5,400,000      5,670,000
 Charter Communications Holdings
  LLC/Charter Communications Holdings
  Capital Corporation Senior Notes:
  9.625%, Due 11/15/09                                 11,000,000     11,137,500
  10.00%, Due 4/01/09                                  20,410,000     20,920,250
Chattem, Inc. Senior Subordinated Notes,
  8.875%, Due 4/01/08                                   9,395,000      8,737,350
Cricket Communications, Inc./Lucent Vendor
  Financing Credit Facility Term Loan, 6.50%,
  Due 6/30/07                                          10,000,000      6,600,000
Crown Castle International Corporation
  Senior Notes, 9.375%, Due 8/01/11                    13,145,000     11,501,875
Del Monte Corporation Senior Subordinated
  Notes, Series B, 9.25%, Due 5/15/11                   4,000,000      4,180,000
Diamond Cable Communications PLC
  Senior Discount Yankee Notes, 10.75%,
  Due 2/15/07 (Rate Reset Effective 2/15/02)              907,000        376,405
Dresser, Inc. Senior Subordinated Notes,
  9.375%, Due 4/15/11 (b)                               3,800,000      3,952,000
Echostar Broadband Corporation Senior
  Notes, 10.375%, Due 10/01/07                         11,295,000     11,859,750
Ekabel Hessen GMBH Senior Yankee Notes,
  14.50%, Due 9/01/10                                  10,645,000      5,801,525
Emmis Communications Corporation Senior
  Discount Notes, Zero %, Due 3/15/11
  (Rate Reset Effective 3/15/06)                       10,750,000      6,073,750
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.75%, Due 2/15/09                 2,540,000      2,198,644
Exide Corporation Term Loan, Tranche B,
  7.46%, Due 4/29/05                                    9,793,632      5,876,179
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10               3,000,000      2,355,000
Flextronics International, Ltd. Senior
  Subordinated Yankee Notes, 9.875%,
  Due 7/01/10                                           2,000,000      2,090,000
Fox Family Worldwide, Inc. Senior Discount
  Notes, Zero %, Due 11/01/07 (Rate Reset
  Effective 11/01/02)                                   6,000,000      6,030,000
Fox Family Worldwide, Inc. Senior Notes,
  9.25%, Due 11/01/07                                   2,725,000      2,977,063

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2001
--------------------------------------------------------------------------------

                    STRONG HIGH-YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II Units,
  7.875%, Due 2/01/08                                 $ 5,595,000    $ 5,622,975
GT Group Telecom, Inc. Senior Yankee
  Discount Notes, Zero %, Due 2/01/10
  (Rate Reset Effective 2/01/05)                       21,075,000      4,004,250
General Binding Corporation Senior
  Subordinated Notes, 9.375%, Due 6/01/08               6,395,000      4,620,388
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09                                   1,350,000        830,250
Global Crossing Holdings, Ltd. Senior Yankee
  Notes, 8.70%, Due 8/01/07                            14,710,000      2,261,663
Graham Packaging Holdings Company/GPC
  Capital Corporation II Senior Discount
  Notes, Zero %, Due 1/15/09 (Rate Reset
  Effective 1/15/03)                                   13,140,000      6,898,500
HCA-The Healthcare Company Notes, 8.75%,
  Due 9/01/10                                           8,360,000      9,488,600
Hollywood Casino Corporation Senior
  Secured Notes, 11.25%, Due 5/01/07                   10,310,000     10,877,050
Hollywood Entertainment Corporation
  Senior Subordinated Notes, Series B,
  10.625%, Due 8/15/04                                  9,005,000      8,509,725
Horizon PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 10/01/10
  (Rate Reset Effective 10/01/05)                       7,000,000      3,360,000
Horseshoe Gaming Holding Corporation
  Senior Subordinated Notes, Series B,
  8.625%, Due 5/15/09                                   3,340,000      3,394,275
Hyperion Telecommunications, Inc. Senior
  Discount Notes, 13.00%, Due 4/15/03                  10,500,000        735,000
Hyperion Telecommunications, Inc. Senior
  Secured Notes, Series B, 12.25%,
  Due 9/01/04                                           2,000,000        510,000
IMC Global, Inc. Senior Notes, 11.25%,
  Due 6/01/11 (b)                                       3,925,000      4,023,125
Insight Communications, Inc. Senior
  Discount Notes, Zero %, Due 2/15/11
  (Rate Reset Effective 2/15/06)                        9,800,000      5,488,000
Insight Health Services Senior Subordinated
  Notes, 9.875%, Due 11/01/11 (b)                       4,470,000      4,648,800
International Game Technology Senior Notes,
  8.375%, Due 5/15/09                                   7,750,000      8,156,875
Jazz Casino Company LLC Floating Rate
  Senior Notes, 5.35%, Due 3/31/08
  (Defaulted Effective 1/04/01)                           242,811        182,108
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                  12,010,000     12,610,500
La Petite Academy, Inc./LPA Holding
  Corporation Senior Notes, Series B, 10.00%,
  Due 5/15/08                                           6,300,000      3,402,000
MJD Communications, Inc. Senior
  Subordinated Notes, 9.50%, Due 5/01/08                3,000,000      2,115,000
Metromedia Fiber Network, Inc. Senior Notes,
  Series B, 10.00%, Due 11/15/08                       31,150,000      7,008,750
Millicom International SA Senior
  Subordinated Discount Yankee Notes,
  13.50%, Due 6/01/06                                   5,000,000      3,075,000
Mohegan Tribal Gaming Authority Senior
  Subordinated Notes, 8.375%,
  Due 7/01/11 (b)                                       6,290,000      6,541,600
Motors and Gears, Inc. Senior Notes, Series C,
  10.75%, Due 11/15/06                                  7,800,000      6,747,000
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10                         9,745,000      1,997,725

NTL Communications Corporation
  Senior Notes:
  11.50%, Due 10/01/08                                  5,000,000      2,925,000
  11.875%, Due 10/01/10                                 4,920,000      2,878,200
Nextmedia Operating, Inc. Senior
  Subordinated Notes, 10.75%,
  Due 7/01/11 (b)                                       5,000,000      5,025,000
Ono Finance PLC Senior Yankee Notes,
  14.00%, Due 2/15/11                                  16,020,000     11,534,400
Orbital Imaging Corporation Senior Notes:
  Series B, 11.625%, Due 3/01/05 (Defaulted
  Effective 2/15/01)                                    3,500,000        717,500
  Series D, 11.625%, Due 3/01/05 (Defaulted
  Effective 2/15/01)                                    3,000,000        615,000
Oregon Steel Mills, Inc. First Mortgage Notes,
  11.00%, Due 6/15/03                                   7,500,000      6,712,500
PETCO Animal Supplies, Inc. Senior
  Subordinated Notes, 10.75%, Due 11/01/11              3,250,000      3,331,250
Pacific Gas & Electric Company First
  Mortgage Notes, 6.25%, Due 3/01/04                      500,000        482,500
Pegasus Satellite Communications, Inc.
  Senior Notes, 12.375%, Due 8/01/06                    4,750,000      4,156,250
Pegasus Satellite Communications, Inc.
  Senior Subordinated Discount Notes,
  Zero %, Due 3/01/07 (Rate Reset Effective
  3/01/04)                                             10,600,000      6,201,000
Pennzoil Quaker State Senior Notes, 10.00%,
  Due 11/01/08 (b)                                      2,500,000      2,528,125
Perry Ellis International, Inc. Senior
  Subordinated Notes, 12.25%, Due 4/01/06               3,500,000      3,325,000
Perry-Judds, Inc. Senior Subordinated Notes,
  10.625%, Due 12/15/07                                 2,250,000      1,935,000
Plastipak Holdings, Inc. Senior Notes,
  10.75%, Due 9/01/11 (b)                               6,285,000      6,607,106
Playtex Products, Inc. Senior Subordinated
  Notes, 9.375%, Due 6/01/11                            3,750,000      3,937,500
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                    10,050,000     10,401,750
PRIMEDIA, Inc. Senior Notes, 8.875%,
  Due 5/15/11 (b)                                       1,800,000      1,467,000
PRIMEDIA, Inc. Term Loan B, 5.38%,
  Due 6/20/09                                           5,000,000      4,175,000
Radio One, Inc. Senior Subordinated Notes,
  8.875%, Due 7/01/11 (b)                               4,800,000      5,028,000
Riverwood International Corporation Senior
  Notes, 10.625%, Due 8/01/07                           5,750,000      6,051,875
Riverwood International Corporation Senior
  Subordinated Notes, 10.875%, Due 4/01/08             10,705,000     10,383,850
SBA Communications Corporation Senior
  Notes, 10.25%, Due 2/01/09                           11,750,000      9,458,750
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07                5,525,000      3,315,000
Scientific Games Corporation Senior
  Subordinated Notes, Series B, 12.50%,
  Due 8/15/10                                           5,300,000      5,591,500
Service Corporation International Notes:
  6.00%, Due 12/15/05                                   5,000,000      4,587,500
  6.875%, Due 10/01/07                                  5,000,000      4,550,000
  7.70%, Due 4/15/09                                    3,240,000      3,053,700
Sirius Satellite Radio, Inc. Senior Secured
  Notes, 14.50%, Due 5/15/09                            3,500,000        980,000
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes:
  9.625%, Due 11/01/09                                  7,225,000      6,845,688
  9.625%, Due 11/01/09 (b)                              5,835,000      5,528,663

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------

Spectrasite Holdings, Inc. Senior Discount
  Notes:
  Series B, Zero %, Due 3/15/10
  (Rate Reset Effective 3/15/05)                    $18,290,000     $  4,755,400
  Zero %, Due 4/15/09 (Rate Reset
  Effective 4/15/04)                                 17,500,000        5,162,500
Steel Heddle Manufacturing Company
  Senior Subordinated Notes, 10.625%,
  Due 6/01/08 (Defaulted Effective 1/04/01)           5,000,000          275,000
Stewart Enterprises, Inc. Notes, 6.40%,
  Due 5/01/13 (Remarketing Date 5/01/03)              2,485,000        2,503,637
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                          2,650,000        2,901,750
Superior National Capital Trust I Notes,
  10.75%, Due 12/01/17 (Defaulted Effective
  12/01/99)                                           5,405,000                1
TeleCorp PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 4/15/09
  (Rate Reset Effective 4/15/04)                      2,000,000        1,765,000
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                        15,245,000       17,760,425
Telemundo Holdings, Inc. Senior
  Discount Notes:
  Zero %, Due 8/15/08 (Rate Reset Effective
  8/15/03)                                            9,650,000        9,131,312
Telewest Communications PLC Senior
  Yankee Discount Debentures, 11.00%,
  Due 10/01/07                                       14,310,000       11,233,350
Telewest Communications PLC Senior
  Yankee Notes, 9.875%, Due 2/01/10                     200,000          152,000
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                      11,650,000       11,839,312
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes:
  Series D, 9.625%, Due 11/15/07                      6,950,000        7,028,187
  Series E, 9.625%, Due 11/15/07 (b)                  4,730,000        4,783,212
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08                          7,700,000        5,428,500
Tritel PCS, Inc. Senior Subordinated Notes,
  10.375%, Due 1/15/11                                1,400,000        1,613,500
Triton PCS, Inc. Senior Subordinated Notes,
  9.375%, Due 2/01/11                                 3,395,000        3,581,725
United Industries Corporation Senior
  Subordinated Notes, Series B, 9.875%,
  Due 4/01/09                                        10,650,000        8,799,562
United Pan-Europe Communications NV
  Senior Yankee Notes, Series B:
  10.875%, Due 11/01/07                                 300,000           46,500
  11.50%, Due 2/01/10                                 2,500,000          387,500
United Rentals North America, Inc. Senior
  Notes, 10.75%, Due 4/15/08 (b)                     12,305,000       12,981,775
UnitedGlobalCom, Inc. Senior Secured
  Discount Notes, Series B, Zero %,
  Due 2/15/08 (Rate Reset Effective 2/15/03)         30,752,000        5,074,080
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Secured Mortgage Notes, 12.25%,
  Due 11/15/04                                        8,000,000        7,300,000
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Senior Subordinated Notes, 14.25%,
  Due 11/15/05                                       11,200,000        9,408,000
Versatel Telecom International NV Senior
  Yankee Notes, 11.875%, Due 7/15/09                  7,360,000        2,502,400
Versatel Telecom BV Senior Yankee Notes,
  13.25%, Due 5/15/08                                 3,000,000        1,050,000
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Discount Notes, Zero %,
  Due 11/15/09 (Rate Reset Effective 11/15/04)       11,935,000       10,353,612
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Notes, 10.375%, Due 11/15/09                 6,760,000        7,740,200
XM Satellite Radio, Inc. Senior Secured Notes,
  14.00%, Due 3/15/10                                 2,500,000        1,200,000
XO Communications, Inc. Senior Discount
  Notes, Zero%, Due 12/01/09 (Rate Reset
  Effective 12/01/04)                                 1,000,000           85,000
XO Communications, Inc. Senior Notes:
  10.50%, Due 12/01/09                                6,000,000        1,050,000
  10.75%, Due 6/01/09                                16,820,000        3,448,100
Yell Finance BV Senior Discount Yankee
  Notes, Zero %, Due 8/01/11 (Rate Reset
  Effective 8/01/06)                                  4,000,000        2,220,000
Yell Finance BV Senior Yankee Notes,
  10.75%, Due 8/01/11                                 6,465,000        6,885,225
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $958,380,128)                            770,925,212
--------------------------------------------------------------------------------
Convertible Bonds 1.0%
ACT Manufacturing, Inc. Subordinated Notes,
  7.00%, Due 4/15/07                                  3,850,000        1,381,187
Adelphia Communications Corporation
  Subordinated Notes, 3.25%, Due 5/01/21              3,000,000        2,587,500
Total Renal Care Holdings, Inc. Subordinated
  Notes, 5.625%, Due 7/15/06                          4,900,000        4,655,000
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $9,538,791)                              8,623,687
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 0.7%
Aircraft Lease Portfolio Securitization Pass-
  Thru Trust Certificates, Series 1996-1,
  Class D, 12.75%, Due 6/15/06 (Defaulted
  Effective 10/15/01)                                 4,298,934        1,633,595
First Boston Mortgage Securities Corporation
  Interest Only Mortgage Pass-Thru
  Certificates, Series 1992-4, Class A5,
  0.625%, Due 10/25/22                                3,975,208           52,195
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates, Series
  1997-A, Class B3, 7.3887%,
  Due 10/01/25 (b)                                    2,529,736        2,229,431
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B2, 13.442%,
  Due 11/30/14 (Acquired 10/05/99; Cost
  $3,000,000) (g)                                     3,000,000        2,100,000
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $9,696,031)                            6,015,221
--------------------------------------------------------------------------------
Preferred Stocks 4.9%
Adelphia Communications Corporation
  13.00%  Series B Exchangeable                         103,750        9,207,812
Dobson Communications Corporation
  12.25% Senior Exchangeable                              3,302        3,277,235
Global Crossing Holdings, Ltd. 10.50%
  Senior Exchangeable                                    69,000          224,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 2001
-------------------------------------------------------------------------------

                    STRONG HIGH-YIELD BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Intermedia Communications, Inc. 13.50% Series B
 Exchangeable                                       $    14,070    $ 14,913,958
NTL, Inc. 13.00% Series B Senior Exchangeable            11,042       2,180,945
Rural Cellular Corporation 11.375% Series B Senior
 Exchangeable                                             1,196       1,019,655
Rural Cellular Corporation 12.25% Junior
 Exchangeable                                            13,083      10,727,910
XO Communications, Inc. 14.00% Senior Exchangeable      491,125       1,105,031
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $73,840,005)                            42,656,796
-------------------------------------------------------------------------------
Common Stocks 0.0%
JCC Holding Company (f)                                  60,942          45,707
OpTel, Inc. Non-Voting (Acquired 2/07/97-5/07/98;
 Cost $603,030) (f) (g)                                  17,325             173
-------------------------------------------------------------------------------
Total Common Stocks (Cost $841,871)                                      45,880
-------------------------------------------------------------------------------
Warrants 0.2%
Aladdin Gaming Enterprises, Inc., Expire 3/01/10
 (Acquired 1/06/00-3/28/01; Cost $1,392) (g)            139,150           1,392
Exide Corporation, Expire 3/18/06                        15,750               0
GT Group Telecom, Inc., Expire 2/01/10 (b)               21,075         263,437
Horizon PCS, Inc., Expire 10/01/10 (b)                    7,000         350,000
IPCS, Inc., Expire 7/15/10 (b)                            4,000         240,000
Jostens, Inc., Expire 5/01/10                            10,945         164,175
Leap Wireless International, Inc.,
 Expire 4/15/10 (b)                                      10,000         275,000
Ono Finance PLC, Expire 5/31/09
 (Acquired 4/28/99; Cost $151,500) (g)                    3,000          87,750
Ono Finance PLC, Expire 3/16/11
 (Acquired 7/17/01; Cost $0) (g)                         16,020         320,400
Orbital Imaging Corporation, Expire 3/01/05
 (Defaulted Effective 2/15/01) (b)                        6,500              65
Sirius Satellite Radio, Inc., Expire 5/15/09 (b)         10,500             105
Ubiquitel, Inc., Expire 4/15/10 (b)                       5,000         300,625
XM Satellite Radio, Inc., Expire 3/15/10                  2,500             250
-------------------------------------------------------------------------------
Total Warrants (Cost $1,913,167)                                      2,003,199
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.9%
Corporate Bonds 0.8%
Adelphia Communications Corporation Senior Notes,
 9.75%, Due 2/15/02                                 $ 2,000,000       2,012,500
Pacific Gas & Electric Company First Refunding
 Mortgage Notes, 7.875%, Due 3/01/02                  4,875,000       4,753,125
                                                                   ------------
                                                                      6,765,625

Repurchase Agreements 3.1%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
 Due 11/01/01 (Repurchase proceeds $25,201,813);
 Collateralized by: United States Government &
 Agency Issues (d)                                   25,200,000      25,200,000
State Street Bank (Dated 10/31/01),
 2.25%, Due 11/01/01
 (Repurchase proceeds $2,067,129);
 Collateralized by: United States Government
 Issues (d)                                           2,067,000       2,067,000
                                                                   ------------
                                                                     27,267,000

United States Government Issues 0.0%
United States Treasury Bills, Due 1/17/02 (c)           200,000         199,149
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,216,316)                      34,231,774
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,088,426,309) 98.8%         864,501,769
Other Assets and Liabilities, Net 1.2%                               10,811,714
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $875,313,483
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                   Expiration    Underlying Face    Unrealized
                                      Date       Amount at Value  (Depreciation)
-------------------------------------------------------------------------------
Sold:
125 Ten-Year U.S. Treasury Notes      12/01         $13,939,453       ($297,797)

                          STRONG SHORT-TERM BOND FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 61.3%
AOL Time Warner, Inc. Notes, 6.125%, Due 4/15/06    $ 7,055,000    $  7,362,654
Allied Waste Industries, Inc. Term Loan:
 Tranche A, 5.309%, Due 7/31/05                      12,600,339      12,033,324
 Tranche B, 6.021%, Due 7/31/06                       1,667,182       1,608,830
 Tranche C, 6.091%, Due 7/31/07                       2,000,618       1,930,597
Allstate Corporation Notes, 7.875%, Due 5/01/05       3,000,000       3,308,565
Beaver Valley Funding Corporation Debentures,
 8.625%, Due 6/01/07                                  9,860,000      10,836,939
Boyd Gaming Corporation Senior Notes,
 9.25%, Due 10/01/03                                  3,500,000       3,578,750
CMS Energy Corporation Senior Notes,
 8.375%, Due 7/01/13 (Remarketing Date 7/01/03)      10,000,000      10,130,680
CSC Holdings, Inc. Senior Notes, 7.875%,
 Due 12/15/07                                         7,668,000       8,129,706
CSC Holdings, Inc. Senior Subordinated Debentures:
 9.875%, Due 2/15/13                                  3,275,000       3,483,781
 9.875%, Due 4/01/23                                  8,875,000       9,562,812
CSC Holdings, Inc. Senior Subordinated Notes,
 9.25%, Due 11/01/05                                  6,350,000       6,578,600
Calpine Canada Energy Finance ULC Guaranteed
 Senior Yankee Notes, 8.50%, Due 5/01/08              2,250,000       2,278,125
Calpine Corporation Senior Notes,
 8.25%, Due 8/15/05                                   5,100,000       5,280,989
Capital One Bank Medium-Term Senior Notes,
 Tranche #113, 6.50%, Due 7/30/04                    10,000,000      10,205,670
Cendant Corporation Notes, 6.875%, Due 8/15/06 (b)   20,000,000      18,994,020
Cendant Corporation Notes, 7.75%, Due 12/01/03        6,540,000       6,536,154
Chase Manhattan Corporation Floating Rate
 Subordinated Notes, 5.25%, Due 12/30/09             13,640,000      13,648,184
Citizens Communications Company Senior Notes,
 6.375%, Due 8/15/04 (b)                              5,000,000       5,160,135
Custom Repackaged Asset Vehicle Trusts - Wal-Mart
 Credit-Linked Trust Certificates,
 Series 1996-401, 7.35%, Due 7/17/06 (b)              2,965,414       3,214,850

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
Custom Repackaged Asset Vehicle Trusts -
  Walt Disney Credit-Linked Trust Certificates,
  Series 1996-403, 7.20%, Due 1/10/07 (b)           $ 2,931,936      $ 3,202,501
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06              15,000,000       15,051,600
Delhaize America, Inc. Notes, 7.375%,
  Due 4/15/06 (b)                                     2,420,000        2,643,610
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1992-B1, 9.375%, Due 9/11/07                 9,198,874        9,610,018
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1993-A1, 9.875%, Due 4/30/08                10,437,193       11,353,631
Dominion Resources, Inc. Senior Notes,
  6.00%, Due 1/31/03                                 10,000,000       10,307,260
ESAT Telecom Group PLC Senior Yankee Notes:
  Series B, 11.875%, Due 12/01/08                    10,240,000       12,251,791
  Zero %, Due 2/01/07 (Rate Reset
  Effective 2/01/02)                                  1,290,000        1,357,854
Enron Credit Linked Notes Trust II Notes,
  7.375%, Due 5/15/06 (Acquired 5/17/01;
  Cost $6,743,588) (g)                                6,750,000        4,320,000
Ford Motor Credit Company Floating Rate Notes:
  4.225%, Due 10/25/04                               20,000,000       20,008,840
  3.56%, Due 3/13/07                                 10,639,000       10,277,912
Ford Motor Credit Company Notes:
  6.875%, Due 2/01/06                                 5,000,000        5,122,765
  7.60%, Due 8/01/05                                 14,000,000       14,756,784
GS Escrow Corporation Floating Rate Senior
  Notes, 3.23%, Due 8/01/03                           5,000,000        4,924,735
General Electric Capital Corporation Medium-
  Term Notes, Series A, 7.25%, Due 5/03/04            2,250,000        2,459,687
General Motors Acceptance Corporation
  Notes, 6.125%, Due 9/15/06                         20,000,000       19,924,240
Global Crossing Holdings, Ltd. Senior Yankee Notes:
  8.70%, Due 8/01/07                                  8,000,000        1,230,000
  9.125%, Due 11/15/06                                5,000,000          837,500
HCA-The Healthcare Company Medium-Term Notes:
  Tranche #4, 8.12%, Due 8/04/03                      1,625,000        1,724,408
  Tranche #13, 6.73%, Due 7/15/45                     4,750,000        4,912,597
HCA-The Healthcare Company Senior Notes,
  7.125%, Due 6/01/06                                18,500,000       19,471,250
Huntington Capital I Variable Rate Capital
  Income Securities, 2.97%, Due 2/01/27               8,000,000        6,532,464
Intermedia Communications, Inc. Senior
  Discount Notes, Series B, Zero %,
  Due 7/15/07 (Rate Reset Effective 7/15/02)          2,250,000        2,238,750
Intermedia Communications, Inc. Senior
  Notes, Series B, 9.50%, Due 3/01/09                 3,025,000        3,191,375
Intermedia Communications, Inc. Senior
  Subordinated Discount Notes, Series B, Zero %,
  Due 3/01/09 (Rate Reset Effective 3/01/04)          5,500,000        4,757,500
Kraft Foods, Inc. Notes 4.625%, 11/01/06             36,050,000       36,153,103
Lenfest Communications, Inc. Senior
  Subordinated Notes, 10.50%, Due 6/15/06             4,425,000        5,256,683
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 3.41%, Due 8/05/29 (b)                 15,000,000       14,735,310
MetroNet Communications Corporation
  Senior Discount Yankee Notes, Zero %,
  Due 6/15/08 (Rate Reset Effective 6/15/03)          7,200,000        3,412,728
MetroNet Communications Corporation
  Senior Yankee Notes:
  10.625%, Due 11/01/08                              16,500,000       11,130,784
  12.00%, Due 8/15/07                                28,375,000       20,462,688
Mirant Americas Generation, Inc. Senior
  Notes, 7.625%, Due 5/01/06                         15,000,000       15,731,460
Monumental Global Funding II Senior
  Secured Yankee Notes, 6.05%,
  Due 1/19/06 (b)                                    15,000,000       15,731,025
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes, 6.101%,
  Due 4/15/11 (b)                                    12,500,000        7,875,000
News America, Inc. Notes, 6.703%,
  Due 5/21/04                                        11,620,000       12,196,445
News Corporation, Ltd. Senior Subordinated
  Notes, 8.75%, Due 2/15/06                          10,754,000       10,995,965
Northern Trust Company Medium-Term
  Bank Notes, Tranche #47, 7.50%, Due 2/11/05         3,000,000        3,320,616
Northrop Grumman Corporation Notes,
  8.625%, Due 10/15/04                                6,400,000        7,168,506
PSEG Energy Holdings, Inc. Senior Notes,
  8.625%, Due 2/15/08 (b)                             5,500,000        5,803,562
Petroleos Mexicanos Guaranteed Notes,
  8.85%, Due 9/15/07                                  2,500,000        2,665,625
Philip Morris Companies, Inc. Notes, 7.00%,
  Due 7/15/05                                         5,000,000        5,390,265
Pinnacle One Partners LP/Pinnacle One, Inc.
  Senior Secured Notes, 8.83%, Due 8/15/04 (b)       14,000,000       14,770,896
Protective Life United States Funding Trust,
  Funding Agreement-Backed Notes, 5.875%,
  Due 8/15/06 (b)                                    11,500,000       11,813,594
Qwest Capital Funding, Inc. Guaranteed
  Notes, 7.75%, Due 8/15/06                           5,000,000        5,295,350
Qwest Capital Funding, Inc. Notes, 5.875%,
  Due 8/03/04 (b)                                    15,000,000       15,308,670
R&B Falcon Corporation Senior Notes:
  Series B, 6.50%, Due 4/15/03                        9,000,000        9,323,649
  Series B, 6.75%, Due 4/15/05                        4,500,000        4,736,407
  Series B, 9.125%, Due 12/15/03                     12,888,000       14,166,039
Raytheon Company Notes:
  5.70%, Due 11/01/03                                17,595,000       18,109,302
  8.20%, Due 3/01/06                                  3,750,000        4,157,212
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Yankee Debentures,
  10.125%, Due 9/01/12                                6,575,000        6,870,875
Salomon Smith Barney Holdings, Inc. Senior
  Notes, 5.875%, Due 3/15/06                         11,300,000       11,890,052
Shoppers Food Warehouse Corporation
  Senior Notes, 9.75%, Due 6/15/04                   12,000,000       12,537,204
South Point Energy Center LLC/Broad River
  Energy LLC and Rockgen Energy LLC
  Pass-Thru Certificates, Series A, 8.40%,
  Due 5/30/12 (b)                                     9,000,000        8,974,791
Spintab AB Floating Rate Subordinated
  Yankee Notes, 4.062%, Due 12/29/49 (b)             30,000,000       30,039,900
Star Capital Trust I Floating Rate Securities,
  3.915%, Due 6/15/27                                10,000,000        8,846,520
Swedbank Floating Rate Debt Unit (Medium-Term
  Structured Enhanced Return Trusts 1996,
  Series R-35), 4.487%, Due 11/10/02 (b)             10,000,000        9,800,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           October 31, 2001
-----------------------------------------------------------------------------

                    STRONG SHORT-TERM BOND FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                      Amount       (Note 2)
-----------------------------------------------------------------------------
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                     $ 30,395,000   $ 31,673,596
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                10,770,000     10,931,550
Triumph Capital CBO I, Ltd./Triumph
  Capital CBO I, Inc. Senior Secured Floating
  Rate Notes, Class A2, 3.03%,
  Due 6/15/11 (b)                                   18,000,000     17,929,800
Tyco International Group SA Guaranteed
  Yankee Notes, 6.375%, Due 2/15/06                 14,300,000     15,025,539
Tyson Foods, Inc. Notes, 7.25%,
  Due 10/01/06 (b)                                  14,000,000     14,528,346
USA Waste Services, Inc. Notes, 6.375%,
  Due 12/01/03                                       8,000,000      8,354,872
USA Waste Services, Inc. Senior Notes, 7.00%,
  Due 10/01/04                                       1,200,000      1,273,816
United States Tobacco Term Loan, 5.063%,
  Due 2/16/05                                        8,395,150      8,451,394
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                    19,730,000     30,976,100
WCG Note Trust/WCG Note Corporation,
  Inc. Senior Secured Notes, 8.25%,
  Due 3/15/04 (b)                                   15,000,000     15,430,155
WMX Technologies, Inc. Notes, 7.10%,
  Due 8/01/26                                        5,485,000      5,744,057
WPD Holdings UK Yankee Notes, 6.75%,
  Due 12/15/04 (b)                                   5,000,000      5,078,685
WorldCom, Inc. Notes, 7.375%,
  Due 1/15/06 (b)                                    9,200,000      9,657,525
-----------------------------------------------------------------------------
Total Corporate Bonds (Cost $900,198,705)                         876,058,098
-----------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 17.9%
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates:
  Series 1995-MD4, Class A1, 7.10%,
  Due 8/13/29                                       29,916,834     32,052,387
  Series 1996-MD6, Class A1A, 6.72%,
  Due 11/13/29                                       2,934,977      3,040,481
  Series 1996-MD6, Class A1B, 6.88%,
  Due 11/13/29                                       5,410,000      5,739,136
Banc of America Commercial Mortgage, Inc.
  Asset-Backed Certificates, Series 2001-PB1,
  Class XP, 1.773%, Due 5/11/35                     37,000,000      4,025,195
Bear Stearns Structured Products, Inc.
  Principal Only Notes, Series 2000-3, Class A,
  Due 12/28/28 (b)                                  10,754,821     10,220,441
Blackstone Hotel Acquisitions Company
  Debt Unit (Medium-Term Structured
  Enhanced Return Trusts 1998), Series R-38,
  5.812%, Due 6/30/03 (Acquired 7/30/98;
  Cost $13,349,762) (g)                             13,349,762     13,287,185
CS First Boston Mortgage Securities
  Corporation Mortgage-Backed Certificates,
  7.25%, Due 8/25/27                                    10,677         10,677
Chase Mortgage Finance Corporation
  Mortgage Pass-Thru Certificates:
  Series 1990-G, Class AZ1, 9.50%,
  Due 12/25/21                                         289,662        289,662
  Series 1992-M, Class B4, 7.8745%,
  Due 12/25/23                                         911,815        907,830
Chase Mortgage Finance Corporation
  Variable Rate Multiclass Mortgage Pass-
  Thru Certificates, Series 1992-2, Class B2,
  7.95%, Due 8/28/23 (Acquired 9/27/96
  thru 9/03/97; Cost $1,233,445) (g)                 1,227,989      1,225,681
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1993-3, Class B1, 7.00%,
  Due 3/25/08 (b)                                    1,055,630      1,070,509
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18                 560,536        483,175
Commercial Resecuritization Trust Floating
  Rate Bonds, Series 2001-ABC2, Class A2,
  3.612%, Due 2/21/13 (b)                           13,000,000     13,000,000
ContiMortgage Home Equity Loan Trust
  Interest Only Senior Strip Certificates,
  Series 1996-2, Class A, 0.679%, Due 7/15/27       37,701,880        294,546
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $2,132,714) (g)            2,132,714        341,234
Countrywide Mortgage-Backed Securities,
  Inc. Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-D, Class A6,
  12.15%, Due 3/25/24                                  551,833        556,302
Delta Funding Home Equity Loan Trust
  Interest Only Variable Rate Asset-Backed
  Certificates, Series 2000-4, Class IO, 9.25%,
  Due 12/15/03                                      30,270,270      4,114,865
Drexel Burnham Lambert Collateralized
  Mortgage Obligation Trust, Series T, Class
  T4, 8.45%, Due 9/20/19                             5,526,314      5,664,045
Eastman Hill Funding 1, Ltd. Interest Only
  Notes, Series 1A, Class A2, 0.834%,
  Due 9/28/31 (b)                                   75,000,000      3,438,000
GE Capital Commercial Mortgage
  Corporation Variable Rate Commercial
  Mortgage Pass-Thru Certificates, Series
  2001-2, Class X2, Interest Only, 1.01%,
  Due 8/11/33                                       75,000,000      4,734,375
GE Capital Commercial Mortgage
  Corporation Variable Rate Interest Only
  Pass-Thru Certificates, Class X2, 0.953%,
  Due 5/15/33 (b)                                  100,000,000      5,184,000
GMAC Commercial Mortgage Securities, Inc.
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 2001-C2, Class X2,
  Interest Only, 0.695%, Due 4/15/34                67,720,000      3,023,698
GMBS, Inc. Countrywide Funding
  Certificates, Series 1990-1, Class Z, 9.25%,
  Due 1/28/20                                          631,325        629,674
GS Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities,
  Series 1998-1, Class A, 8.00%,
  Due 9/20/27 (b)                                    5,172,051      5,603,898
Green Tree Home Improvement Loan Trust
  Home Equity Loan Certificates, Series
  1998-E, Class M2, 7.27%, Due 6/15/28               6,500,000      6,872,332
Greenwich Capital Acceptance, Inc. Variable
  Rate Mortgage Pass-Thru Certificates,
  Series 1991-1, Class A, 6.784%, Due 2/25/21
  (Acquired 4/18/96; Cost $2,145,440) (g)            2,103,373      2,088,923

-----------------------------------------------------------------------------

                    STRONG SHORT-TERM BOND FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount        (Note 2)
-----------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates, Series
  2001-CIB2, Class X2, 0.996%,
  Due 4/15/35 (b)                                 $125,000,000   $  6,928,750
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Pass-Thru Certificates, Series
  1994-A, Class A5, 7.025%, Due 2/15/24              9,208,024      9,593,242
Mid-State Trust II Mortgage-Backed Notes,
  Class A4, 9.625%, Due 4/01/03                      2,230,500      2,286,006
Morgan Stanley Capital I, Inc. Variable Rate
   Commercial Mortgage Pass-Thru
   Certificates, Series 1997-RR, Class A,
   6.84%, Due 4/30/39 (b)                              907,910        908,336
Morgan Stanley Capital I, Inc. Variable Rate
  Interest Only Commercial Mortgage Pass-
  Thru Certificates, Series 1999-WF1,
  Class X, 0.827%, Due 10/15/18 (b)                 92,623,072      3,890,484
Option One Mortgage Securities Corporation
  Net Interest Margin Trust Notes, Series
  1999-2, 9.66%, Due 6/26/29 (b)                     2,316,327      2,270,000
Prudential Home Mortgage Securities
  Company Mortgage Pass-Thru Certificates,
  Series 1992-21, Class B2, 7.50%,
  Due 8/25/07                                          936,315        967,037
Railcar Leasing LLC Senior Secured Notes,
  Series 1, Class A1, 6.75%, Due 7/15/06 (b)        17,331,509     18,510,311
Residential Funding Mortgage Securities I, Inc.
  Mortgage Pass-Thru Certificates,
  Series 1993-M23, Class A1, 6.97%,
  Due 8/28/23                                          118,468        118,194
Residential Funding Mortgage Securities I,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1998-S25, Class A2, 6.25%,
  Due 10/25/13                                      15,569,326     16,026,208
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Commercial
  Certificates, Series 1994-C2, Class E, 8.00%,
  Due 4/25/25                                        4,394,612      4,383,933
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Variable Rate
  Certificates, Series 1991-11, Class 1L,
  8.625%, Due 10/25/21                               3,683,954      3,677,526
Rural Housing Trust 1987-1 Senior Mortgage
  Pass-Thru Subordinated Certificates,
  Class 3B, 7.33%, Due 4/01/26                       5,396,966      5,603,535
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage
  Bonds, Series 2, Class 3A, 11.944%,
  Due 6/25/23                                          597,628        596,316
SL Commercial Mortgage Trust Mortgage
  Pass-Thru Certificates, Series 1997-C1,
  Class A, 6.875%, Due 7/25/04 (b)                  11,483,944     12,107,294
Salomon Brothers Commercial Mortgage
  Trust Commercial Mortgage Pass-Thru
  Certificates, Series 2001-C1, Class X2,
  Interest Only, 1.246%, Due 12/18/35              115,000,000      7,326,650
Salomon Brothers Mortgage Securities VI,
  Inc. Stripped Coupon Mortgage Pass-Thru
  Certificates, Series 1987-3, Class A,
  Principal Only, Due 10/23/17                         737,876        694,398
Sequoia Mortgage Trust Adjustable Rate
  Asset-Backed Certificates, Series 3,
  Class M1, 6.85%, Due 6/25/28                      11,127,300     11,157,304
Shearson Lehman Pass-Thru Securities, Inc.
  Asset Trust Variable Rate Pass-Thru
  Certificates, Series 88-3, Class A, 6.73%,
  Due 9/15/18                                        2,425,355      2,451,989
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-RF2, Class A,
  8.529%, Due 7/15/27 (b)                            9,544,040     10,760,521
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series
  1992-5, Class BO, Principal Only,
  Due 6/25/23                                          247,493        235,096
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 7.04%, Due 1/30/06 (Acquired
  5/12/98; Cost $1,520,085) (g)                      1,537,241      1,446,928
Washington Mutual Mortgage Loan Trust
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2000-3, Class A, 6.397%,
  Due 12/25/40                                       6,495,184      6,523,059
-----------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $251,529,377)                     256,361,368
-----------------------------------------------------------------------------
United States Government &
  Agency Issues 15.3%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                    63,642         65,363
  7.34%, Due 5/01/26                                 2,768,130      2,858,313
  7.50%, Due 12/01/11                               12,775,275     13,548,054
  8.50%, Due 1/01/05 thru 9/01/17                    4,068,580      4,358,074
  9.00%, Due 5/01/06 thru 8/01/18                    4,085,714      4,490,519
  9.50%, Due 3/01/11 thru 12/01/22                   7,193,637      7,988,259
  10.25%, Due 7/01/09 thru 1/01/10                     243,584        270,395
  10.50%, Due 1/01/16 thru 7/01/19                   4,460,949      5,073,848
  10.75%, Due 9/01/09 thru 11/01/10                    225,446        253,124
  11.25%, Due 11/01/09                                 289,371        328,411
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  6.00%, Due 5/15/08                                12,500,000     13,625,775
  8.00%, Due 3/01/13 thru 9/01/23                   29,446,706     31,684,700
  8.50%, Due 4/01/08 thru 2/01/23                   14,442,424     15,603,659
  9.00%, Due 10/01/22 thru 11/01/24                 14,802,108     16,340,857
  9.40%, Due 10/25/19                                5,045,973      5,592,169
  9.50%, Due 2/01/11 thru 2/15/11                    3,975,116      4,411,082
  10.00%, Due 7/01/04 thru 6/25/19                   5,788,394      6,496,561
  11.00%, Due 10/15/20                              11,371,848     13,125,943
  12.00%, Due 3/01/17                                1,993,835      2,310,537
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Certificates, Series 1995-G2,
  Class IO, Interest Only, 10.00%, Due 5/25/20       3,925,734        594,079
FNMA Stripped Mortgage-Backed Securities,
  Series 1993-M1, Class N, Interest Only,
  0.84%, Due 4/25/20                                 1,747,722            546
FNMA Stripped Mortgage-Backed Securities,
  Series 107, Class 1, Principal Only,
  Due 10/25/06                                         603,602        565,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             October 31, 2001
-------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                   Shares or
                                                   Principal          Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07 thru 2/15/13                $18,294,246    $   19,387,123
  8.00%, Due 12/15/08                                 893,202           944,984
  8.50%, Due 5/15/10                                  656,224           694,914
  9.00%, Due 12/15/17 thru 11/15/24                10,629,319        11,804,845
  9.75%, Due 9/15/05 thru 11/15/05                    710,852           760,346
  10.00%, Due 2/20/18                                 219,491           251,162
  11.50%, Due 4/15/13                                  36,979            43,089
  12.50%, Due 4/15/19                              10,523,659        12,530,979
Small Business Administration Guaranteed
  Loan Group #0190, Variable Rate Interest
  Only Certificates, 3.11%, Due 7/30/18             7,115,546           241,288
USGI Federal Housing Authority
  Variable Rate Insured Project Loan,
  Pool Banco 85, 7.44%, Due 11/24/19                1,810,727         1,861,088
United States Treasury Notes:
  4.625%, Due 5/15/06                              10,440,000        10,926,118
  5.00%, Due 8/15/11                                9,100,000         9,631,431
-------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $210,508,942)                                 218,662,935
-------------------------------------------------------------------------------
Preferred Stocks 1.6%
Caisse National De Credit Agricole Sponsored
  ADR 10.375% Series A (Acquired 11/15/96
  thru 12/08/99; Cost $19,637,271) (g)                699,479        17,516,353
Parmalat Capital Finance 4.55% Series B               300,000         5,100,000
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $27,183,504)                            22,616,353
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.9%
Corporate Bonds 2.2%
MidAmerican Energy Company Medium-
  Term Notes, Tranche #2,7.375%,
  Due 8/01/02                                     $10,000,000        10,338,370
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02            4,750,000         4,816,163
Ultramar Credit Corporation Guaranteed
  Notes, 8.625%, Due 7/01/02                        5,000,000         5,176,000
Waste Management, Inc. Notes, 6.625%,
  Due 7/15/02                                      10,625,000        10,781,081
                                                                 --------------
                                                                     31,111,614
Repurchase Agreements 0.6%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase proceeds
  $6,200,446); Collateralized by: United
  States Government & Agency Issues (d)             6,200,000         6,200,000
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase proceeds
  $2,989,787); Collateralized by: United
  States Government Issues (d)                      2,989,600         2,989,600
                                                                 --------------
                                                                      9,189,600
United States Government &
  Agency Issues 0.1%
FHLMC Participation Certificates:
  8.50%, Due 6/01/02                                    9,540             9,699
  9.75%, Due 8/01/02                                  438,857           448,539
United States Treasury Bills, Due 11/01/01
  thru 1/24/02 (c)                                    775,000           773,350
                                                                 --------------
                                                                      1,231,588
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $40,537,316)                      41,532,802
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,429,957,844) 99.0%       1,415,231,556
Other Assets and Liabilities, Net 1.0%                               14,272,835
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,429,504,391
===============================================================================


-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------

                                   Expiration   Underlying Face     Unrealized
                                      Date      Amount at Value   (Depreciation)
-------------------------------------------------------------------------------
Sold:
202 Five-Year U.S. Treasury Notes    12/01        $22,191,594      ($  211,829)
147 Ten-Year U.S. Treasury Notes     12/01         16,392,797         (522,781)
385 Two-Year U.S. Treasury Notes     12/01         81,698,203       (2,106,714)


SWAPS
-------------------------------------------------------------------------------
Open default swaps contracts as October 31, 2001 consisted of the following:
-------------------------------------------------------------------------------

                                                                  Unrealized
                        Notional      Interest     Interest     Appreciation/
Issuer                   Amount         Sold         Bought     (Depreciation)
-------------------------------------------------------------------------------
Enron
  (Expires 2/20/04)    $10,000,000       --          1.30%       ($2,050,000)
Fuji Bank
  (Expires 3/07/06)     10,000,000     0.77%           --             26,000

                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------
Corporate Bonds 85.1%
AMFM Operating, Inc. Senior Subordinated
  Exchange Debentures, 12.625%,
  Due 10/31/06                                      $ 5,060,700    $ 5,459,230
AT&T Wireless Services, Inc. Senior Notes,
  7.35%, Due 3/01/06 (b)                             10,500,000     11,217,759
Allied Waste Industries, Inc. Term Loan:
  Tranche A, 5.309%, Due 7/31/05                      4,333,898      4,138,873
  Tranche B, 6.021%, Due 7/31/06                      1,969,954      1,901,005
  Tranche C, 6.091%, Due 7/31/07                      2,363,945      2,281,206
Anchor Gaming Senior Subordinated Notes,
  9.875%, Due 10/15/08                                7,500,000      8,165,625
Asia Global Crossing, Ltd. Senior Yankee
  Notes, 13.375%, Due 10/15/10                        1,600,000        392,000
Atlas Air Worldwide Holdings, Inc. Senior
  Notes, 10.75%, Due 8/01/05                          5,500,000      4,180,000
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                 7,448,000      7,615,580
Browning Ferris Industries, Inc. Notes,
  6.10%, Due 1/15/03                                    500,000        494,343
Calpine Corporation Senior Notes, 8.25%,
  Due 8/15/05                                         5,000,000      5,177,440
Cendant Corporation Notes, 6.875%,
  Due 8/15/06 (b)                                     5,000,000      4,748,505
Century Communications Corporation
  Senior Discount Notes, Zero %, Due 3/15/03          4,000,000      3,480,000
Chesapeake Energy Corporation Senior
  Notes, 7.875%, Due 3/15/04                          5,600,000      5,684,000
Coinmach Corporation Senior Notes, Series D,
  11.75%, Due 11/15/05                                2,000,000      2,065,000
Cott Corporation Senior Yankee Notes,
  9.375%, Due 7/01/05                                 6,400,000      6,560,000
ESAT Telecom Group PLC Senior Yankee
  Notes, Series B, 11.875%, Due 12/01/08              3,060,000      3,661,180
Equistar Chemicals LP/Equistar Funding
  Corporation Notes, 8.50%, Due 2/15/04               5,000,000      4,824,905
Fox Family Worldwide, Inc. Senior Notes,
  9.25%, Due 11/01/07                                13,178,000     14,396,965

--------------------------------------------------------------------------------

               STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                       Amount       (Note 2)
--------------------------------------------------------------------------------
FrontierVision Operating Partners
  LP/FrontierVision Capital Corporation
  Senior Subordinated Notes, 11.00%,
  Due 10/15/06                                     $ 2,500,000   $  2,575,000
GS Escrow Corporation Floating Rate Senior
  Notes, 4.6788%, Due 8/01/03                        1,500,000      1,477,420
GS Escrow Corporation Senior Notes, 7.00%,
  Due 8/01/03                                        4,000,000      4,092,772
Giant Industries, Inc. Senior Subordinated
  Notes, 9.75%, Due 11/15/03                           854,000        834,785
Global Crossing Holdings, Ltd. Senior Yankee
  Notes, 9.125%, Due 11/15/06                        4,400,000        737,000
Global Crossing Holdings, Ltd. Variable Rate
  Notes, 6.00%, Due 10/15/13 (Remarketing
  Date 10/15/03)                                     4,580,000        801,500
Graham Packaging Holdings Company/GPC
  Capital Corporation I Floating Rate Notes,
  7.445%, Due 1/15/08                                1,000,000        705,000
Guess, Inc. Senior Subordinated Notes,
  Series B, 9.50%, Due 8/15/03                       2,170,000      2,028,950
HCA-The Healthcare Company Medium-
  Term Notes, Tranche #12, 6.63%,
  Due 7/15/45                                        1,800,000      1,849,225
Hercules, Inc. Notes, 6.625%, Due 6/01/03            3,550,000      3,458,769
Hyperion Telecommunications, Inc. Senior
  Discount Notes, 13.00%, Due 4/15/03                9,100,000        637,000
IMC Global, Inc. Notes, 7.40%, Due 11/01/02          9,625,000      9,610,081
Intermedia Communications, Inc. Senior
  Discount Notes, Series B, Zero %,
  Due 7/15/07 (Rate Reset Effective 7/15/02)         2,400,000      2,388,000
Interpool, Inc. Notes, 6.625%, Due 3/01/03           5,000,000      4,980,170
Levi Strauss & Company Variable Rate Term
  Loan, Tranche B, 5.68%, Due 8/29/03                2,559,493      2,405,923
MJD Communications, Inc. Floating Rate
  Notes, 8.4175%, Due 5/01/08                        5,000,000      3,200,500
Mandalay Resort Group Debentures, 6.70%,
  Due 11/15/96                                       2,000,000      2,011,262
Mandalay Resort Group Senior Subordinated
  Notes, 6.75%, Due 7/15/03                          2,900,000      2,740,500
MetroNet Communications Corporation
  Senior Yankee Notes, 12.00%, Due 8/15/07           4,000,000      2,884,608
NS Group, Inc. Senior Notes, 13.50%,
  Due 7/15/03                                        3,458,000      3,509,870
NTL, Inc. Senior Notes, Series A, 12.75%,
  Due 4/15/05                                        4,500,000      2,835,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                5,000,000      1,025,000
Olympus Communications LP/Olympus
  Capital Corporation Senior Notes, 10.625%,
  Due 11/15/06                                       4,300,000      4,235,500
Oregon Steel Mills, Inc. First Mortgage Notes,
  11.00%, Due 6/15/03                                1,500,000      1,342,500
Paxson Communications Corporation Term
  Loan B, 6.161%, Due 6/30/06                        1,995,000      1,990,000
Pegasus Media & Communications, Inc.
  Senior Subordinated Notes, Series B,
  12.50%, Due 7/01/05                                8,995,000      7,915,600
Playtex Products, Inc. Term Loan B, 6.5125%,
  Due 5/31/09                                        1,497,375      1,502,990
Price Communications Wireless, Inc. Senior
  Subordinated Notes, 11.75%, Due 7/15/07            5,000,000      5,400,000
R&B Falcon Corporation Senior Notes,
  Series B, 6.50%, Due 4/15/03                       7,200,000      7,458,919
Repap New Brunswick, Inc. First Priority
  Senior Secured Notes, 9.00%, Due 6/01/04          12,000,000     12,720,000
Riverwood International Corporation
  Revolving Credit Agreement, 5.25%,
  Due 12/31/06                                         525,000        504,000
Riverwood International Corporation Term
  Loan B, 6.31%, Due 12/31/06                        6,000,000      6,015,000
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Notes, Series B, 10.00%,
  Due 3/15/05                                        2,880,000      3,103,200
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07            17,060,000     10,236,000
S.D. Warren Company Debentures, 14.00%,
  Due 12/15/06                                       6,532,207      7,087,445
Service Corporation International Variable
  Rate Senior Notes, 6.30%, Due 3/15/20
  (Remarketing Date 3/15/03)                         7,500,000      7,350,000
Shoppers Food Warehouse Corporation
  Senior Notes, 9.75%, Due 6/15/04                   5,000,000      5,223,835
Snyder Oil Corporation Senior Subordinated
  Notes, 8.75%, Due 6/15/07                          3,565,000      3,761,075
Statia Terminals International/Statia
  Terminals Canada, Inc. First Mortgage
  Notes, Series B, 11.75%, Due 11/15/03              8,440,000      8,777,600
Stewart Enterprises, Inc. Notes, 6.40%,
  Due 5/01/13 (Remarketing Date 5/01/03)               895,000        901,713
Telewest Communications PLC Senior
  Yankee Discount Debentures, 11.00%,
  Due 10/01/07                                       5,000,000      3,925,000
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                      6,230,000      6,331,237
Triad Hospitals, Inc. Term Loan B, 6.53%,
  Due 9/30/08                                        4,000,000      4,020,000
Triton Energy, Ltd./Triton Energy
  Corporation Senior Notes, 9.25%,
  Due 4/15/05                                        1,000,000      1,105,000
USA Waste Services, Inc. Senior Notes, 6.50%,
  Due 12/15/02                                       2,500,000      2,562,073
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (h)                     6,000,000      9,420,000
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Secured Mortgage Notes, 12.25%,
  Due 11/15/04                                       9,761,000      8,906,913
Voicestream Wireless Corporation/
  Voicestream Wireless Holdings Corporation
  Senior Notes, 10.375%, Due 11/15/09                8,378,000      9,592,810
WCG Note Trust/WCG Note Corporation,
  Inc. Senior Secured Notes, 8.25%,
  Due 3/15/04 (b)                                    5,000,000      5,143,385
WorldCom, Inc. Notes, 7.375%,
  Due 1/15/06 (b)                                   10,000,000     10,497,310
YankeeNets LLC/YankeeNets Capital, Inc.
  Senior Notes, 12.75%, Due 3/01/07 (b)                800,000      1,010,000
-----------------------------------------------------------------------------
Total Corporate Bonds (Cost $344,287,030)                         311,271,056
-----------------------------------------------------------------------------
Convertible Bonds 0.6%
Telewest Finance, Ltd. Guaranteed Senior
  Notes, 6.00%, Due 7/07/05 (b)                      3,000,000      2,040,000
-----------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,456,834)                           2,040,000
-----------------------------------------------------------------------------


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            October 31, 2001
------------------------------------------------------------------------------

              STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount      (Note 2)
------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 1.5%
Lehman Relocation Mortgage Trust
  Subordinated Variable Rate Mortgage-
  Backed Certificates, Series 1997-2, Class B1,
  7.1263%, Due 6/28/26 (b)                           $ 2,073,212  $  1,547,153
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1994-M1, Class E,
  8.4674%, Due 6/25/22 (Acquired 11/19/98;
  Cost $1,043,281) (g)                                 1,075,547     1,086,082
Resolution Trust Corporation Mortgage
  Pass-Thru Securities, Inc. Commercial
  Certificates, Series 1995-C2, Class E, 7.00%,
  Due 5/25/27                                          1,235,585     1,233,904
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates,
  Series 1994-5, Class B2, 7.6607%,
  Due 4/25/24                                          1,478,010     1,482,792
------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $5,622,092)                          5,349,931
------------------------------------------------------------------------------
Preferred Stocks 3.3%
CSC Holdings, Inc. 11.125% Series M                       96,903    10,174,815
NTL, Inc. 13.00% Series B Senior Exchangeable             10,171     2,008,792
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $21,074,757)                           12,183,607
------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Corporate Bonds 3.3%
CMS Energy Corporation Notes, 8.125%,
  Due 5/15/02                                       $  4,500,000     4,550,751
Rogers Cablesystems, Ltd. Senior Secured
  Second Priority Notes, 9.625%, Due 8/01/02           2,625,000     2,680,781
Southern California Edison Company First
  Mortgage, Series 1993-J, 5.625%,
  Due 10/01/02                                         2,450,000     2,339,750
Waste Management, Inc. Notes, 6.625%,
  Due 7/15/02                                          2,500,000     2,536,725
                                                                  ------------
                                                                    12,108,007
Repurchase Agreements 4.5%
ABN AMRO Inc. (Dated 10/31/01), 2.59%,
  Due 11/01/01 (Repurchase Proceeds
  $14,701,058); Collateralized by: United
  States Government & Agency Issues (d)               14,700,000    14,700,000
State Street Bank (Dated 10/31/01), 2.25%,
  Due 11/01/01 (Repurchase Proceeds
  $1,974,423); Collateralized by: United
  States Government Issues (d)                         1,974,300     1,974,300
                                                                  ------------
                                                                    16,674,300
United States Government Issues 0.1%
United States Treasury Bills, Due 11/08/01
  thru 1/24/02 (c)                                       265,000       264,249
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $28,922,566)                     29,046,556
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities (Cost $402,363,279)
  98.4%                                                            359,891,150
Other Assets and Liabilities, Net 1.6%                               5,929,730
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $365,820,880
==============================================================================

------------------------------------------------------------------------------

FUTURES
------------------------------------------------------------------------------
                                  Expiration   Underlying Face    Unrealized
                                     Date      Amount at Value   (Depreciation)
------------------------------------------------------------------------------

Sold:
227 Five-Year U.S. Treasury Notes   12/01      $ 24,938,078         ($920,363)

LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.
(g)  Restricted and illiquid security.
(h)  Accretion bond.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2001

                                                                       (In Thousands, Except As Noted)

                                                Strong Corporate    Strong Government    Strong High-Yield    Strong Short-Term
                                                   Bond Fund         Securities Fund         Bond Fund            Bond Fund
                                                ----------------    -----------------    -----------------    -----------------
Assets:
  Investments in Securities, at Value
    (Cost of $1,378,688, $1,929,639,
    $1,088,426 and $1,429,958, respectively)         $1,360,854           $1,992,850           $  864,502           $1,415,232
  Receivable for Securities Sold                         89,617               50,278                2,882               55,702
  Receivable for Fund Shares Sold                           840                2,904                  636                  878
  Interest and Dividends Receivable                      23,671               18,404               23,196               19,466
  Paydown Receivable                                        224                1,624                   --                1,136
  Variation Margin Receivable                               238                  233                   --                   --
  Other Assets                                              169                1,546                   24                   55
                                                     ----------           ----------           ----------           ----------
  Total Assets                                        1,475,613            2,067,839              891,240            1,492,469

Liabilities:
  Payable for Securities Purchased                      109,639              279,521                5,579               54,568
  Written Options, at Value (Premiums Received
    of $0, $44, $0 and $0, respectively)                     --                   14                   --                   --
  Payable for Fund Shares Redeemed                        1,071                1,048                  506                  469
  Dividends Payable                                       7,473                6,955                9,324                7,171
  Variation Margin Payable                                   --                   --                  111                  299
  Accrued Operating Expenses and
    Other Liabilities                                       576                  778                  407                  458
                                                     ----------           ----------           ----------           ----------
  Total Liabilities                                     118,759              288,316               15,927               62,965
                                                     ----------           ----------           ----------           ----------
Net Assets                                           $1,356,854           $1,779,523           $  875,313           $1,429,504
                                                     ==========           ==========           ==========           ==========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)      $1,396,072           $1,690,615           $1,202,202           $1,556,622
  Accumulated Net Investment Income (Loss)                1,223                3,704                   --                 (148)
  Accumulated Net Realized Gain (Loss)                  (21,777)              15,037             (102,667)            (107,378)
  Net Unrealized Appreciation (Depreciation)            (18,664)              70,167             (224,222)             (19,592)
                                                     ----------           ----------           ----------           ----------
  Net Assets                                         $1,356,854           $1,779,523           $  875,313           $1,429,504
                                                     ==========           ==========           ==========           ==========

Investor Class ($ and shares in full)
  Net Assets                                     $1,292,816,132       $1,690,979,590         $846,866,028       $1,348,372,497
  Capital Shares Outstanding
    (Unlimited Number Authorized)                   119,717,419          150,241,966          109,236,978          143,526,587

Net Asset Value Per Share                                $10.80               $11.26                $7.75                $9.39
                                                         ======               ======                =====                =====

Institutional Class ($ and shares in full)
  Net Assets                                        $31,997,105          $76,172,462          $13,626,321          $71,474,461
  Capital Shares Outstanding
    (Unlimited Number Authorized)                     2,965,994            6,762,154            1,757,518            7,601,218

Net Asset Value Per Share                                $10.79               $11.26                $7.75                $9.40
                                                         ======               ======                =====                =====


Advisor Class ($ and shares in full)
  Net Assets                                        $32,041,184          $12,371,303          $14,821,134           $9,657,433
  Capital Shares Outstanding
    (Unlimited Number Authorized)                     2,967,616            1,099,185            1,915,834            1,027,853

Net Asset Value Per Share                                $10.80               $11.25                $7.74                $9.40
                                                         ======               ======                =====                =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
October 31, 2001

                                                        (In Thousands, Except As Noted)

                                                               Strong Short-Term
                                                                   High Yield
                                                                   Bond Fund
                                                               -----------------
Assets:
  Investments in Securities, at Value (Cost of $402,364)           $359,891
  Receivable for Fund Shares Sold                                       449
  Interest and Dividends Receivable                                   8,445
  Paydown Receivable                                                      2
  Other Assets                                                            7
                                                                   --------
  Total Assets                                                      368,794

Liabilities:
  Payable for Fund Shares Redeemed                                      251
  Dividends Payable                                                   2,401
  Variation Margin Payable                                               96
  Accrued Operating Expenses and Other Liabilities                      225
                                                                   --------
  Total Liabilities                                                   2,973
                                                                   --------
Net Assets                                                         $365,821
                                                                   ========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                    $420,750
  Accumulated Net Realized Loss                                     (11,450)
  Net Unrealized Depreciation                                       (43,479)
                                                                   --------
  Net Assets                                                       $365,821
                                                                   ========
Investor Class ($ and shares in full)
  Net Assets                                                   $348,277,143
  Capital Shares Outstanding (Unlimited Number Authorized)       39,008,424

Net Asset Value Per Share                                             $8.93
                                                                      =====
Advisor Class ($ and shares in full)
  Net Assets                                                    $17,543,737
  Capital Shares Outstanding (Unlimited Number Authorized)        1,964,898

Net Asset Value Per Share                                             $8.93
                                                                      =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2001

                                                                                (In Thousands)

                                                                 Strong      Strong       Strong       Strong
                                                               Corporate   Government   High-Yield   Short-Term
                                                                 Bond      Securities      Bond         Bond
                                                                 Fund         Fund         Fund         Fund
                                                               ---------   ----------   ----------   ----------
Income:
  Interest                                                     $ 89,144     $ 88,643    $ 103,575      $89,902
  Dividends                                                       2,190           --        7,238        2,645
                                                               --------     --------     --------      -------
  Total Income                                                   91,334       88,643      110,813       92,547

Expenses:
  Investment Advisory Fees                                        4,290        5,178        3,355        4,888
  Administrative Fees - Investor Class                            2,889        3,688        2,291        3,230
  Administrative Fees - Institutional Class                           3            9           --           11
  Administrative Fees - Advisor Class                                42           10           20            8
  Custodian Fees                                                     61          112           36           40
  Shareholder Servicing Costs - Investor Class                    2,787        3,690        1,771        2,199
  Shareholder Servicing Costs - Institutional Class                   2            7           --            8
  Shareholder Servicing Costs - Advisor Class                        31            7           15            6
  Reports to Shareholders - Investor Class                          335          284          252          520
  Reports to Shareholders - Institutional Class                       3           22           --            6
  Reports to Shareholders - Advisor Class                            25            9           36            7
  Transfer Agency Banking Charges - Investor Class                    8           --           --           --
  Transfer Agency Banking Charges - Institutional Class               5            3           --           --
  12b-1 Fees - Advisor Class                                         39            9           19            8
  Other                                                             311          321          315          238
                                                               --------     --------     --------      -------
  Total Expenses before Waivers, Absorptions, Fees Paid
    Indirectly by Advisor and Earnings Credits                   10,831       13,349        8,110       11,169
  Voluntary Expense Waivers and Absorptions - Advisor Class         (20)          (8)         (37)          (7)
  Fees Paid Indirectly by Advisor - Investor Class                   --          (12)         (10)          (3)
  Fees Paid Indirectly by Advisor - Advisor Class                    (2)          --           --           --
  Earnings Credits                                                  (16)         (33)          (2)         (11)
                                                               --------     --------     --------      -------
  Expenses, Net                                                  10,793       13,296        8,061       11,148
                                                               --------     --------     --------      -------
Net Investment Income                                            80,541       75,347      102,752       81,399

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                  14,212       40,169      (78,799)      12,341
    Futures Contracts, Written Options and Swaps                  7,927       17,029        1,097       (1,538)
    Foreign Currencies                                               (1)          --           --           --
                                                               --------     --------     --------      -------
    Net Realized Gain (Loss)                                     22,138       57,198      (77,702)      10,803
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                  10,497       69,138     (134,997)      (2,475)
    Futures Contracts, Written Options and Swaps                     77        6,742         (298)      (4,172)
                                                               --------     --------     --------      -------
    Net Change in Unrealized Appreciation/Depreciation           10,574       75,880     (135,295)      (6,647)
                                                               --------     --------     --------      -------
Net Gain (Loss) on Investments                                   32,712      133,078     (212,997)       4,156
                                                               --------     --------     --------      -------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                    $113,253     $208,425    ($110,245)     $85,555
                                                               ========     ========     ========      =======

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Year Ended October 31, 2001

                                                              (In Thousands)

                                                                  Strong
                                                                Short-Term
                                                                High Yield
                                                                Bond Fund
                                                                ----------
Income:
  Interest                                                       $ 31,922
  Dividends                                                         1,818
                                                                 --------
  Total Income                                                     33,740

Expenses:
  Investment Advisory Fees                                          1,361
  Administrative Fees - Investor Class                                920
  Administrative Fees - Advisor Class                                  21
  Custodian Fees                                                       24
  Shareholder Servicing Costs - Investor Class                        486
  Shareholder Servicing Costs - Advisor Class                          16
  Reports to Shareholders - Investor Class                             77
  Reports to Shareholders - Advisor Class                              13
  Transfer Agency Banking Charges - Investor Class                      2
  12b-1 Fees - Advisor Class                                           20
  Other                                                               147
                                                                 --------
  Total Expenses before Waivers, Absorptions,
    and Earnings Credits                                            3,087
  Voluntary Expense Waivers and Absorptions - Advisor Class           (14)
  Earnings Credits                                                     (2)
                                                                 --------
  Expenses, Net                                                     3,071
                                                                 --------
Net Investment Income                                              30,669

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                    (4,348)
    Futures Contracts                                                (435)
                                                                 --------
    Net Realized Loss                                              (4,783)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   (36,208)
    Futures Contracts                                                (920)
                                                                 --------
    Net Change in Unrealized Appreciation/Depreciation            (37,128)
                                                                 --------
Net Loss on Investments                                           (41,911)
                                                                 --------
Net Decrease in Net Assets Resulting from Operations             ($11,242)
                                                                 ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    (In Thousands)

                                                            Strong Corporate Bond Fund      Strong Government Securities Fund
                                                          ------------------------------    ---------------------------------
                                                            Year Ended       Year Ended       Year Ended          Year Ended
                                                          Oct. 31, 2001    Oct. 31, 2000    Oct. 31, 2001       Oct. 31, 2000
                                                          -------------    -------------    -------------       -------------
Operations:
  Net Investment Income                                     $   80,541        $ 64,494        $   75,347         $   73,266
  Net Realized Gain (Loss)                                      22,138         (16,306)           57,198             (1,946)
  Net Change in Unrealized Appreciation/Depreciation            10,574             428            75,880             13,412
                                                            ----------        --------        ----------         ----------
  Net Increase in Net Assets Resulting from Operations         113,253          48,616           208,425             84,732

Distributions
  From Net Investment Income:
    Investor Class                                             (78,445)        (62,418)          (75,186)           (72,618)
    Institutional Class                                         (1,195)           (250)           (2,623)              (752)
    Advisor Class                                               (1,056)           (357)             (168)                (3)
                                                            ----------        --------        ----------         ----------
  Total Distributions                                          (80,696)        (63,025)          (77,977)           (73,373)

Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 389,042          80,595           345,801            (48,147)
                                                            ----------        --------        ----------         ----------
Total Increase (Decrease) in Net Assets                        421,599          66,186           476,249            (36,788)

Net Assets:
  Beginning of Year                                            935,255         869,069         1,303,274          1,340,062
                                                            ----------        --------        ----------         ----------
  End of Year                                               $1,356,854        $935,255        $1,779,523         $1,303,274
                                                            ==========        ========        ==========         ==========


                                                            Strong High-Yield Bond Fund        Strong Short-Term Bond Fund
                                                          ------------------------------    ---------------------------------
                                                            Year Ended       Year Ended       Year Ended          Year Ended
                                                          Oct. 31, 2001    Oct. 31, 2000    Oct. 31, 2001       Oct. 31, 2000
                                                          -------------    -------------    -------------       -------------
Operations:
  Net Investment Income                                       $102,752        $ 77,024        $   81,399         $   80,402
  Net Realized Gain (Loss)                                     (77,702)        (10,078)           10,803            (18,279)
  Net Change in Unrealized Appreciation/Depreciation          (135,295)        (59,512)           (6,647)             8,212
                                                              --------        --------        ----------         ----------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                            (110,245)          7,434            85,555             70,335

Distributions:
  From Net Investment Income:
    Investor Class                                            (101,723)        (76,983)          (78,807)           (78,738)
    Institutional Class                                           (186)             --            (3,602)            (1,405)
    Advisor Class                                                 (851)             (4)             (172)                (1)
                                                              --------        --------        ----------         ----------
  Total Distributions                                         (102,760)        (76,987)          (82,581)           (80,144)

Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 371,594         191,080           263,713           (112,926)
                                                              --------        --------        ----------         ----------
Total Increase (Decrease) in Net Assets                        158,589         121,527           266,687           (122,735)

Net Assets:
  Beginning of Year                                            716,724         595,197         1,162,817          1,285,552
                                                              --------        --------        ----------         ----------
  End of Year                                                 $875,313        $716,724        $1,429,504         $1,162,817
                                                              ========        ========        ==========         ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                                       Strong Short-Term High Yield
                                                                                Bond Fund
                                                                       -----------------------------
                                                                         Year Ended     Year Ended
                                                                       Oct. 31, 2001   Oct. 31, 2000
                                                                       -------------   -------------
Operations:
     Net Investment Income                                               $ 30,669        $ 21,243
     Net Realized Loss                                                     (4,783)         (6,746)
     Net Change in Unrealized Appreciation/Depreciation                   (37,128)         (2,301)
                                                                         --------        --------
     Net Increase (Decrease) in Net Assets Resulting from Operations      (11,242)         12,196
Distributions:
     From Net Investment Income:
        Investor Class                                                    (29,964)        (21,242)
        Advisor Class                                                        (626)             (1)
     From Net Realized Gains-Investor Class                                    --             (53)
                                                                         --------        --------
     Total Distributions                                                  (30,590)        (21,296)
Capital Share Transactions (Note 4):
     Net Increase in Net Assets from Capital Share Transactions           121,333          42,922
                                                                         --------        --------
Total Increase In Net Assets                                               79,501          33,822
Net Assets:
     Beginning of Year                                                    286,320         252,498
                                                                         --------        --------
     End of Year                                                         $365,821        $286,320
                                                                         ========        ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001

1.   Organization
     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Corporate Bond Fund (a series of Strong Corporate Bond Fund, Inc./(1)/*)
     - Strong Government Securities Fund (a series of Strong Government Securities Fund, Inc./(1)/*)
     - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/*)
     - Strong Short-Term Bond Fund (a series of Short-Term Bond Fund,
       Inc./(1)/*)
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/*)
       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

             Effective September 1, 1999, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund issued three classes of shares: Investor Class, Institutional Class and Advisor Class.

             Effective March 1, 2000, Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund issued two classes of shares:
             Investor Class and Advisor Class.

             Effective August 1, 2001, Strong High-Yield Bond Fund issued an additional class of shares: Institutional Class.

     * The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2001 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                                      Aggregate         Aggregate        Percent of
                                                        Cost            Fair Value       Net Assets
                                                      ---------         ----------       ----------
          Strong Corporate Bond Fund                $18,727,638         $14,976,800         1.1%
          Strong High-Yield Bond Fund                 3,755,922           2,509,715         0.3%
          Strong Short-Term Bond Fund                46,762,305          40,226,304         2.8%
          Strong Short-Term High Yield Bond Fund      1,043,281           1,086,082         0.3%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Net investment income and net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
October 31, 2001

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures, swaps and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Earnings Credits are earned from the Custodian on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     (M) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the amount to be paid or received under the

--------------------------------------------------------------------------------

          agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (N) Revolving Term Loan Commitments -- The Funds may acquire loan interests whereby the Funds are committed to lend cash to a borrower up to a pre-determined limit. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities as collateral on the Fund's remaining obligation under the loan commitment.

          Strong Short-Term High Yield Bond Fund has extended a revolving loan commitment to Riverwood International Corporation for $2.7 million. At October 31, 2001, $2.2 million of this commitment was undrawn under the agreement. The Fund has recorded unrealized losses of $87,000 on the undrawn commitment. The undrawn portion earns fee income at the rate of 0.50% annually.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                 Administrative        Administrative       Administrative
                                                                     Fees -                Fees -                Fees -
                                               Advisory Fees     Investor Class     Institutional Class      Advisor Class
                                               Nov. 1, 2000-     July 23, 2001-        Nov. 1, 2000-        July. 23, 2001-
                                               Oct. 31, 2001    Oct. 31, 2001/(1)/     Oct. 31, 2001       Oct. 31, 2001/(1)/
                                               -------------    ----------------    -------------------    ----------------
      Strong Corporate Bond Fund                  0.375%/(2)/        0.28%                  0.02%                0.28%
      Strong Government Securities Fund           0.350%/(3)/        0.28%                  0.02%                0.28%
      Strong High-Yield Bond Fund                 0.375%/(2)/        0.28%                  0.02%**              0.28%
      Strong Short-Term Bond Fund                 0.375%/(2)/        0.28%                  0.02%                0.28%
      Strong Short-Term High Yield Bond Fund      0.375%/(2)/        0.28%                    *                  0.28%

       * The Strong Short-Term High Yield Bond Fund does not offer Institutional Class shares.

      **  Effective 8-01-01 to 10-31-01.

    /(1)/ For the period 11-01-00 to 7-22-01 the Administrative Fees rate was 0.25%. The Government Securities Fund had an Administrative Fees rate of 0.25% for the period 11-01-00 to 7-30-01 and a rate of 0.28% for the period 7-31-01 to 10-31-01.

    /(2)/ The Investment Advisory fees are 0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter.

    /(3)/ The Investment Advisory fees are 0.350% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended October 31, 2001, Strong Corporate Bond Fund, Strong Government Securities Fund, Strong High-Yield Bond Fund, Strong Short-Term Bond Fund and Strong Short-Term High Yield Bond Fund incurred 12b-1 fees of $39,303, $9,054, $18,810, $7,765 and $19,722, respectively. The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------
October 31, 2001

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2001, is as follows:

                                               Payable to     Shareholder Servicing     Transfer Agency     Unaffiliated
                                               Advisor at       and Other Expenses         Banking           Directors'
                                             Oct. 31, 2001        Paid to Advisor      Charges/(Credits)       Fees
                                             -------------    ---------------------    -----------------    ------------
     Strong Corporate Bond Fund                 $402,325            $2,821,296              $11,153            $19,969
     Strong Government Securities Fund           599,445             3,704,531               (8,760)            28,520
     Strong High-Yield Bond Fund                 259,961             1,786,272              (10,088)            13,359
     Strong Short-Term Bond Fund                 279,047             2,213,831               (2,841)            24,574
     Strong Short-Term High Yield Bond Fund       69,365               501,324                2,441              6,000

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2001, there were no borrowings by the Funds under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended October 31, 2001 were as follows:

                                                           Purchases                              Sales
                                              ---------------------------------    ---------------------------------
                                              U.S. Government                      U.S. Government
                                                and Agency            Other          and Agency            Other
                                              ---------------    --------------    ---------------    --------------
     Strong Corporate Bond Fund                $1,488,192,712    $2,741,601,554     $1,492,535,953    $2,349,620,858
     Strong Government Securities Fund          8,245,520,789     1,179,445,775      7,926,114,537     1,173,106,553
     Strong High-Yield Bond Fund                           --     1,257,997,329                 --       931,285,344
     Strong Short-Term Bond Fund                  699,442,409     1,214,628,413        689,008,905       955,098,248
     Strong Short-Term High Yield Bond Fund                --       351,480,971                 --       243,983,256

6.   Income Tax Information

     At October 31, 2001, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2009) for federal income tax purposes were as follows:

                                              Federal Tax       Unrealized      Unrealized     Net Appreciation/    Net Capital Loss
                                                  Cost         Appreciation    Depreciation      (Depreciation)        Carryovers
                                             --------------    ------------    ------------    -----------------    ----------------
     Strong Corporate Bond Fund              $1,379,858,750    $45,432,302     $ 64,437,329      ($ 19,005,027)       $ 19,266,251
     Strong Government Securities Fund        1,932,877,168     66,853,345        6,880,580         59,972,765                  --
     Strong High-Yield Bond Fund              1,089,756,533     32,005,163      257,259,927       (225,254,764)        101,384,789
     Strong Short-Term Bond Fund              1,442,698,464     27,548,380       55,015,288        (27,466,908)         97,424,446
     Strong Short-Term High Yield Bond Fund     402,430,167      6,045,938       48,584,955        (42,539,017)         12,296,527

     Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund utilized $22,796,503, $33,733,720 and $10,539,097, respectively, of their capital loss carryovers during the year ended October 31, 2001.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2001, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
     Strong Corporate Bond Fund 0.1%, Strong Government Securities Fund 0.0%, Strong High-Yield Bond Fund 6.5%, Strong Short-Term Bond Fund 0.2%, and Strong Short-Term High Yield Bond Fund 5.9%.

--------------------------------------------------------------------------------

7.   Capital Share Transactions

                                                      Strong Corporate                   Strong Government
                                                          Bond Fund                       Securities Fund
                                               ------------------------------    -------------------------------
                                                 Year Ended       Year Ended       Year Ended        Year Ended
                                               Oct. 31, 2001    Oct. 31, 2000    Oct. 31, 2001     Oct. 31, 2000
                                               -------------    -------------    -------------     -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $629,970,564     $383,368,814     $797,153,345      $540,777,102
  Proceeds from Reinvestment of Distributions     58,155,335       48,920,466       68,152,583        65,964,876
  Payment for Shares Redeemed                   (349,060,741)    (364,656,185)    (582,821,694)     (674,931,766)
                                                ------------     ------------     ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                   339,065,158       67,633,095      282,484,234       (68,189,788)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                       28,855,158        5,786,281       58,015,914        21,298,045
  Proceeds from Reinvestment of Distributions        857,827          209,922        1,389,398           627,299
  Payment for Shares Redeemed                     (4,496,667)        (189,794)      (7,942,101)       (1,965,859)
                                                ------------     ------------     ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                    25,216,318        5,806,409       51,463,211        19,959,485

ADVISOR CLASS
  Proceeds from Shares Sold                       31,448,514        8,502,063       12,897,469            80,475
  Proceeds from Reinvestment of Distributions        933,742          317,306          129,414             2,509
  Payment for Shares Redeemed                     (7,621,404)      (1,664,103)      (1,173,438)               --
                                                ------------     ------------     ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                    24,760,852        7,155,266       11,853,445            82,984
                                                ------------     ------------     ------------      ------------
Net Increase (Decrease) in Net Assets
  from Capital Share Transactions               $389,042,328     $ 80,594,770     $345,800,890     ($ 48,147,319)
                                                ============     ============     ============      ============

Transactions in Shares of Each of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                            58,391,653       36,641,900       73,978,495        53,263,241
  Issued in Reinvestment of Distributions          5,406,820        4,676,897        6,373,413         6,503,926
  Redeemed                                       (32,463,100)     (34,863,679)     (54,293,413)      (66,605,565)
                                                  ----------       ----------       ----------        ----------
  Net Increase (Decrease) in Shares               31,335,373        6,455,118       26,058,495        (6,838,398)

INSTITUTIONAL CLASS
  Sold                                             2,674,155          555,025        5,374,548         2,102,418
  Issued in Reinvestment of Distributions             79,610           20,115          129,544            61,774
  Redeemed                                          (414,598)         (18,144)        (729,815)         (193,745)
                                                  ----------       ----------       ----------        ----------
  Net Increase in Shares                           2,339,167          556,996        4,774,277         1,970,447

ADVISOR CLASS
  Sold                                             2,908,409          813,918        1,187,288             7,982
  Issued in Reinvestment of Distributions             86,543           30,442           11,950               247
  Redeemed                                          (712,106)        (159,685)        (108,380)               --
                                                  ----------       ----------       ----------        ----------
  Net Increase in Shares                           2,282,846          684,675        1,090,858             8,229
                                                  ----------       ----------       ----------        ----------
Net Increase (Decrease) in Shares of the Fund     35,957,386        7,696,789       31,923,630        (4,859,722)
                                                  ==========       ==========       ==========        ==========

--------------------------------------------------------------------------------
October 31, 2001

                                                                Strong High-Yield                Strong Short-Term
                                                                   Bond Fund                         Bond Fund
                                                         ------------------------------    ------------------------------
                                                          Year Ended       Year Ended       Year Ended       Year Ended
                                                         Oct. 31, 2001    Oct. 31, 2000    Oct. 31, 2001    Oct. 31, 2000
                                                         -------------    -------------    -------------    -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
    Proceeds from Shares Sold                             $717,995,085     $462,800,582     $671,745,757     $348,850,986
    Proceeds from Reinvestment of Distributions             68,530,927       53,218,579       65,060,085       65,610,487
    Payment for Shares Redeemed                           (446,264,963)    (326,787,790)    (529,743,452)    (538,925,303)
    Net Proceeds from Acquisition (Note 8)                          --        1,718,687               --               --
                                                          ------------     ------------     ------------     ------------
    Net Increase (Decrease) in Net Assets from
      Capital Share Transactions                           340,261,049      190,950,058      207,062,390     (124,463,830)

INSTITUTIONAL CLASS
    Proceeds from Shares Sold                               14,237,342               --       55,064,044       12,419,635
    Proceeds from Reinvestment of Distributions                 74,014               --        3,127,631        1,241,158
    Payment for Shares Redeemed                                     --               --      (11,298,941)      (2,137,686)
                                                          ------------     ------------     ------------     ------------
    Net Increase in Net Assets from
      Capital Share Transactions                            14,311,356               --       46,892,734       11,523,107

ADVISOR CLASS
    Proceeds from Shares Sold                               18,521,723          127,792       11,430,601           15,000
    Proceeds from Reinvestment of Distributions                680,525            1,764          128,929               --
    Payment for Shares Redeemed                             (2,180,462)             (69)      (1,801,299)              --
                                                          ------------     ------------     ------------     ------------
    Net Increase in Net Assets from
      Capital Share Transactions                            17,021,786          129,487        9,758,231           15,000
                                                          ------------     ------------     ------------     ------------
Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                       $371,594,191     $191,079,545     $263,713,355    ($112,925,723)
                                                          ============     ============     ============    =============

Transactions in Shares of Each Class of
    the Funds Were as Follows:

INVESTOR CLASS
    Sold                                                    78,287,079       43,889,380       70,685,512       37,335,508
    Issued in Reinvestment of Distributions                  7,679,590        5,102,426        6,860,070        7,022,735
    Redeemed                                               (50,723,199)     (31,320,397)     (55,879,402)     (57,664,706)
    Issued to Effect Acquisition (Note 8)                           --          170,167               --               --
                                                           -----------      -----------      -----------      -----------
    Net Increase (Decrease) in Shares                       35,243,470       17,841,576       21,666,180      (13,306,463)

INSTITUTIONAL CLASS
    Sold                                                     1,748,212               --        5,810,023        1,325,279
    Issued in Reinvestment of Distributions                      9,306               --          328,910          132,826
    Redeemed                                                        --               --       (1,190,802)        (228,509)
                                                           -----------      -----------      -----------      -----------
    Net Increase in Shares                                   1,757,518               --        4,948,131        1,229,596

ADVISOR CLASS
    Sold                                                     2,082,837           12,528        1,201,468            1,603
    Issued in Reinvestment of Distributions                     79,462              173           13,549               --
    Redeemed                                                  (259,159)              (7)        (188,873)              --
                                                           -----------      -----------      -----------      -----------
    Net Increase in Shares                                   1,903,140           12,694        1,026,144            1,603
                                                           -----------      -----------      -----------      -----------
Net Increase (Decrease) in Shares of the Fund               38,904,128       17,854,270       27,640,455      (12,075,264)
                                                           ===========      ===========      ===========      ===========

42

--------------------------------------------------------------------------------

                                                               Strong Short-Term
                                                              High Yield Bond Fund
                                                         ------------------------------
                                                          Year Ended       Year Ended
                                                         Oct. 31, 2001    Oct. 31, 2000
                                                         -------------    -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
    Proceeds from Shares Sold                             $372,807,969     $259,561,673
    Proceeds from Reinvestment of Distributions             25,508,673       18,329,572
    Payment for Shares Redeemed                           (295,959,804)    (235,015,162)
                                                          ------------     ------------
    Net Increase in Net Assets from
      Capital Share Transactions                           102,356,838       42,876,083

ADVISOR CLASS
    Proceeds from Shares Sold                               21,086,890           46,025
    Proceeds from Reinvestment of Distributions                521,852              301
    Payment for Shares Redeemed                             (2,632,932)             (25)
                                                          ------------     ------------
    Net Increase in Net Assets from
      Capital Share Transactions                            18,975,810           46,301
                                                          ------------     ------------
Net Increase in Net Assets from
    Capital Share Transactions                            $121,332,648     $ 42,922,384
                                                          ============     ============

Transactions in Shares of Each Class of
    the Funds Were as Follows:

INVESTOR CLASS
    Sold                                                    38,108,034       25,885,883
    Issued in Reinvestment of Distributions                  2,627,020        1,830,884
    Redeemed                                               (30,713,638)     (23,448,500)
                                                            ----------       ----------
Net Increase in Shares                                      10,021,416        4,268,267

ADVISOR CLASS
    Sold                                                     2,179,655            4,611
    Issued in Reinvestment of Distributions                     54,573               30
    Redeemed                                                  (273,969)              (2)
                                                            ----------       ----------
    Net Increase in Shares                                   1,960,259            4,639
                                                            ----------       ----------
Net Increase in Shares of the Fund                          11,981,675        4,272,906
                                                            ==========       ==========

8.   Acquisition Information

     Effective September 29, 2000, the Strong High-Yield Bond Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Global High-Yield Bond Fund. Strong High-Yield Bond Fund issued 170,167 shares (valued at $1,718,687) for the 194,141 shares of Strong Global High-Yield Bond Fund outstanding at September 29, 2000. The net assets of $1,718,687 of Strong Global High-Yield Bond Fund included net unrealized depreciation on investments of $57,321 and accumulated net realized losses of $422,640. The Strong Global High-Yield Bond Fund also had capital loss carryovers of $413,797, which were combined with those of Strong High-Yield Bond Fund. Strong High-Yield Bond Fund utilized $2,907 of these capital loss carryovers in 2000. Strong High-Yield Bond Fund's Statement of Operations for the year ended October 31, 2000 does not include preacquisition activity of Strong Global High-Yield Bond Fund.

--------------------------------------------------------------------------------
October 31, 2001

9.   Results of Special Meeting of Shareholders of the Funds (Unaudited)

     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong Short-Term Bond Fund, Inc. and Strong Income Funds, Inc. on behalf of:

                                                  For            Against           Abstain       Broker non-votes
                                             --------------   -------------     -------------    ----------------
   Strong Corporate Bond Fund                39,089,022.953   3,757,952.688     1,405,030.588     12,735,918.000
   Strong Government Securities Fund         50,752,721.385   8,534,491.865     2,203,079.986     11,331,572.000
   Strong High-Yield Bond Fund               44,375,440.767   7,548,114.703     1,528,278.409     10,600,249.000
   Strong Short-Term Bond Fund               55,652,742.773   7,056,057.409     2,191,437.777     14,134,583.000
   Strong Short-Term High Yield Bond Fund    15,403,324.357   1,328,200.447       483,659.154      4,778,112.000

     To ratify the selection of each Fund's Independent Auditors, PricewaterhouseCoopers LLP:

                                                  For            Against           Abstain
                                             --------------   -------------     -------------
   Strong Corporate Bond Fund                55,663,137.009     467,972.345       856,814.875
   Strong Government Securities Fund         70,843,623.987     658,331.675     1,319,909.574
   Strong High-Yield Bond Fund               62,142,981.071   1,068,194.808       840,907.000
   Strong Short-Term Bond Fund               76,710,523.189     823,104.092     1,501,193.678
   Strong Short-Term High Yield Bond Fund    21,332,882.140     344,764.615       315,649.203

     To elect members to the Board of Directors of Strong Corporate Bond Fund,
     Inc.:

            Director               Affirmative       Withhold
       -----------------          --------------    -----------
       Richard S. Strong          56,130,630.480    857,293.749
        Willie D. Davis           56,122,464.785    865,459.444
        William F. Vogt           56,213,762.056    774,162.173
        Marvin E. Nevins          56,068,248.705    919,675.524
        Stanley Kritzik           56,178,599.096    809,325.133
          Neal Malicky            56,183,693.401    804,230.828

     To elect members to the Board of Directors of Strong Government Securities Fund, Inc.

            Director               Affirmative        Withhold
       -----------------          --------------    -------------
       Richard S. Strong          67,425,262.408    5,396,602.828
        Willie D. Davis           71,140,645.818    1,681,219.418
        William F. Vogt           71,229,930.806    1,591,934.430
        Marvin E. Nevins          71,109,902.235    1,711,963.001
        Stanley Kritzik           71,177,843.752    1,644,021.484
          Neal Malicky            71,226,576.760    1,595,288.476

     To elect members to the Board of Directors of Strong Short-Term Bond Fund,
     Inc.:

            Director               Affirmative        Withhold
       -----------------          --------------    -------------
       Richard S. Strong          74,544,275.272    4,490,545.687
        Willie D. Davis           76,016,890.233    3,017,930.726
        William F. Vogt           76,215,962.247    2,818,858.712
        Marvin E. Nevins          76,039,103.397    2,995,717.562
        Stanley Kritzik           76,099,446.793    2,935,374.166
          Neal Malicky            76,150,882.422    2,883,938.537

     To elect members to the Board of Directors of Strong Income Funds, Inc. (Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund):

            Director               Affirmative        Withhold
       -----------------          --------------    -------------
       Richard S. Strong          83,724,223.621    2,321,155.216
        Willie D. Davis           83,692,210.357    2,353,168.480
        William F. Vogt           83,744,437.984    2,300,940.853
        Marvin E. Nevins          83,609,146.739    2,436,232.098
        Stanley Kritzik           83,674,032.898    2,371,345.939
          Neal Malicky            83,733,417.218    2,311,961.619

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------

                                                                                        Year Ended
                                                               --------------------------------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                     2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $10.43      $10.60      $11.09      $11.08      $10.64
Income From Investment Operations:
  Net Investment Income                                           0.76        0.77        0.73        0.73        0.74
  Net Realized and Unrealized Gains (Losses) on Investments       0.37       (0.19)      (0.49)       0.02        0.44
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                1.13        0.58        0.24        0.75        1.18
Less Distributions:
  From Net Investment Income                                     (0.76)      (0.75)      (0.73)      (0.73)      (0.74)
  In Excess of Net Investment Income                                --          --          --       (0.01)         --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.76)      (0.75)      (0.73)      (0.74)      (0.74)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.80      $10.43      $10.60      $11.09      $11.08
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                  +11.1%       +5.7%       +2.2%       +6.8%      +11.5%
  Net Assets, End of Period (In Millions)                       $1,293        $921        $868        $819        $492
  Ratio of Expenses to Average Net Assets Without Fees
    Paid Indirectly by Advisor and Earnings Credits               0.9%        0.9%        0.8%        0.9%        1.0%
  Ratio of Expenses to Average Net Assets                         0.9%        0.9%        0.8%        0.9%        1.0%
  Ratio of Net Investment Income to Average Net Assets            7.0%        7.3%        6.7%        6.5%        6.8%
  Portfolio Turnover Rate/(b)/                                  341.4%      293.9%      403.2%      366.9%      542.4%


STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------

                                                                           Year Ended
                                                               ---------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                     2001        2000      1999/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $10.42      $10.59      $10.58
Income From Investment Operations:
  Net Investment Income                                           0.81        0.80        0.13
  Net Realized and Unrealized Gains (Losses) on Investments       0.37       (0.17)       0.01
------------------------------------------------------------------------------------------------
  Total from Investment Operations                                1.18        0.63        0.14
Less Distributions:
  From Net Investment Income                                     (0.81)      (0.80)      (0.13)
------------------------------------------------------------------------------------------------
  Total Distributions                                            (0.81)      (0.80)      (0.13)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $10.79      $10.42      $10.59
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                  +11.6%       +6.2%       +1.4%
  Net Assets, End of Period (In Millions)                          $32          $7          $1
  Ratio of Expenses to Average Net Assets Without
    Earnings Credits                                              0.5%        0.4%        0.4%*
  Ratio of Expenses to Average Net Assets                         0.5%        0.4%        0.4%*
  Ratio of Net Investment Income to Average Net Assets            7.4%        7.7%        6.9%*
  Portfolio Turnover Rate/(b)/                                  341.4%      293.9%      403.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) For the period from September 1, 1999 (commencement of class) to October 31, 1999.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND -- ADVISOR CLASS
-----------------------------------------------------------------------------------------------

                                                                         Year Ended
                                                                -------------------------------
                                                                Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                      2001       2000     1999/(b)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.42     $10.59     $10.58
Income From Investment Operations:
   Net Investment Income                                           0.74       0.73       0.12
   Net Realized and Unrealized Gains (Losses) on Investments       0.38      (0.17)      0.01
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                1.12       0.56       0.13
Less Distributions:
   From Net Investment Income                                     (0.74)     (0.73)     (0.12)
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.74)     (0.73)     (0.12)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.80     $10.42     $10.59
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                  +11.0%      +5.5%      +1.2%
   Net Assets, End of Period (In Millions)                          $32         $7         $0/(c)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor and
     Earnings Credits                                              1.3%       1.1%       1.2%*
   Ratio of Expenses to Average Net Assets                         1.1%       1.1%       1.2%*
   Ratio of Net Investment Income to Average Net Assets            6.7%       6.9%       6.8%*
   Portfolio Turnover Rate/(d)/                                  341.4%     293.9%     403.2%

STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------

                                                                                  Year Ended
                                                              -------------------------------------------------------
                                                              Oct. 31,   Oct. 31,   Oct. 31,      Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                    2001       2000       1999          1998       1997
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.33     $10.23     $11.04        $10.70     $10.44
Income From Investment Operations:
   Net Investment Income                                         0.55       0.59       0.58          0.60       0.65
   Net Realized and Unrealized Gains (Losses) on Investments     0.95       0.10      (0.58)         0.34       0.26
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.50       0.69      (0.00)         0.94       0.91
Less Distributions:
   From Net Investment Income                                   (0.57)     (0.59)     (0.58)        (0.60)     (0.65)
   From Net Realized Gains                                         --         --      (0.23)           --         --
---------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.57)     (0.59)     (0.81)        (0.60)     (0.65)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $11.26     $10.33     $10.23        $11.04     $10.70
=====================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
   Total Return                                                +14.9%      +7.0%       0.0%/(e)/    +9.1%      +9.1%
   Net Assets, End of Period (In Millions)                     $1,691     $1,283     $1,340        $1,309       $843
   Ratio of Expenses to Average Net Assets Without Fees
     Paid Indirectly by Advisor and Earnings Credits             0.9%       0.9%       0.8%          0.8%       0.8%
   Ratio of Expenses to Average Net Assets                       0.9%       0.9%       0.8%          0.8%       0.8%
   Ratio of Net Investment Income to Average Net Assets          5.1%       5.8%       5.5%          5.5%       6.2%
   Portfolio Turnover Rate/(d)/                                552.2%     373.3%     185.3%        284.1%     474.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------


                                                                                     Year Ended
                                                                         -------------------------------------
                                                                         Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                               2001         2000       1999/(b)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.34       $10.22      $10.21
Income From Investment Operations:
  Net Investment Income                                                     0.60         0.64        0.11
  Net Realized and Unrealized Gains on Investments                          0.93         0.12        0.01
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          1.53         0.76        0.12
Less Distributions:
  From Net Investment Income                                               (0.61)       (0.64)      (0.11)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (0.61)       (0.64)      (0.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $11.26       $10.34      $10.22
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
  Total Return                                                            +15.3%        +7.7%       +1.1%
  Net Assets, End of Period (In Millions)                                    $76          $21          0/(c)/
  Ratio of Expenses to Average Net Assets Without Earnings Credits          0.5%         0.4%        0.4%*
  Ratio of Expenses to Average Net Assets                                   0.5%         0.4%        0.4%*
  Ratio of Net Investment Income to Average Net Assets                      5.4%         6.2%        5.9%*
  Portfolio Turnover Rate/(d)/                                            552.2%       373.3%      185.3%

STRONG GOVERNMENT SECURITIES FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended
                                                                         -------------------------------------
                                                                         Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                               2001         2000       1999/(b)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.33       $10.22      $10.21
Income From Investment Operations:
  Net Investment Income                                                     0.54         0.56        0.09
  Net Realized and Unrealized Gains on Investments                          0.92         0.11        0.01
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                          1.46         0.67        0.10
Less Distributions:
  From Net Investment Income                                               (0.54)       (0.56)      (0.09)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (0.54)       (0.56)      (0.09)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $11.25       $10.33      $10.22
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
  Total Return                                                            +14.5%        +6.8%       +1.0%
  Net Assets, End of Period (In Millions)                                    $12           $0/(c)/     $0/(c)/
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Earnings Credits                                        1.4%         1.9%        1.2%*
  Ratio of Expenses to Average Net Assets                                   1.1%         1.1%        1.2%*
  Ratio of Net Investment Income to Average Net Assets                      4.5%         5.5%        5.4%*
  Portfolio Turnover Rate/(d)/                                            552.2%       373.3%      185.3%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                    -----------------------------------------------------------
                                                                    Oct. 31,    Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                          2001        2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $9.68       $10.60       $10.73       $11.94       $11.26
Income From Investment Operations:
  Net Investment Income                                               1.03         1.14         1.09         1.05         1.05
  Net Realized and Unrealized Gains (Losses) on Investments          (1.93)       (0.92)       (0.05)       (0.89)        0.81
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   (0.90)        0.22         1.04         0.16         1.86
Less Distributions:
  From Net Investment Income                                         (1.03)       (1.14)       (1.08)       (1.04)       (1.05)
  In Excess of Net Investment Income                                    --           --           --        (0.01)          --
  From Net Realized Gains                                               --           --        (0.09)       (0.32)       (0.13)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (1.03)       (1.14)       (1.17)       (1.37)       (1.18)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $7.75        $9.68       $10.60       $10.73       $11.94
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      -10.1%        +1.9%        +9.8%        +0.9%       +17.3%
  Net Assets, End of Period (In Millions)                             $847         $717         $595         $462         $510
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions and Fees Paid Indirectly by Advisor                   0.9%         0.9%         0.8%         0.8%         0.8%
  Ratio of Expenses to Average Net Assets                             0.9%         0.9%         0.8%         0.8%         0.6%
  Ratio of Net Investment Income to Average Net Assets 11.5%         11.0%         9.8%         8.8%         8.9%
  Portfolio Turnover Rate/(b)/                                      114.4%       103.8%       144.7%       224.4%       409.3%

STRONG HIGH-YIELD BOND FUND -- INSTITUTIONAL CLASS
-----------------------------------------------------------------------------

                                                                 Period Ended
                                                                 ------------
                                                                    Oct. 31,
Selected Per-Share Data/(a)/                                       2001/(c)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $8.56
Income From Investment Operations:
  Net Investment Income                                               0.26
  Net Realized and Unrealized Losses on Investments                  (0.81)
-----------------------------------------------------------------------------
  Total from Investment Operations                                   (0.55)
Less Distributions:
  From Net Investment Income                                         (0.26)
-----------------------------------------------------------------------------
  Total Distributions                                                (0.26)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                       $7.75
=============================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------
  Total Return                                                       -6.5%
  Net Assets, End of Period (In Millions)                              $14
  Ratio of Expenses to Average Net Assets                             0.5%*
  Ratio of Net Investment Income to Average Net Assets               12.9%*
  Portfolio Turnover Rate/(b)/                                      114.4%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)  For the period from July 31, 2001 (commencement of class) to October 31,
     2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND -- ADVISOR CLASS
-----------------------------------------------------------------------------------------
                                                                        Year Ended
                                                                 ------------------------
                                                                 Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                       2001      2000/(b)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.67       $10.78
Income From Investment Operations:
  Net Investment Income                                            1.01         0.75
  Net Realized and Unrealized Losses on Investments               (1.93)       (1.11)
-----------------------------------------------------------------------------------------
  Total from Investment Operations                                (0.92)       (0.36)
Less Distributions:
  From Net Investment Income                                      (1.01)       (0.75)
  From Net Realized Gains                                            --           --
-----------------------------------------------------------------------------------------
  Total Distributions                                             (1.01)       (0.75)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $7.74        $9.67
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                                   -10.3%        -3.4%
  Net Assets, End of Period (In Millions)                           $15           $0/(c)/
  Ratio of Expenses to Average Net Assets Without Waivers
    and Absorptions                                                1.6%         1.2%*
  Ratio of Expenses to Average Net Assets                          1.1%         1.1%*
  Ratio of Net Investment Income to Average Net Assets            11.3%        10.7%*
  Portfolio Turnover Rate/(d)/                                   114.4%       103.8%

STRONG SHORT-TERM BOND FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                                 ----------------------------------------------------------
                                                                 Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                       2001       2000         1999        1998         1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $9.34        $9.41       $9.57       $9.78        $9.75
Income From Investment Operations:
  Net Investment Income                                            0.60         0.63        0.62        0.66         0.69
  Net Realized and Unrealized Gains (Losses) on Investments        0.05        (0.07)      (0.17)      (0.21)        0.03
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.65         0.56        0.45        0.45         0.72
Less Distributions:
  From Net Investment Income                                      (0.60)       (0.63)      (0.61)      (0.66)       (0.69)
  In Excess of Net Investment Income                                 --           --          --        0.00/(e)/      --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.60)       (0.63)      (0.61)      (0.66)       (0.69)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $9.39        $9.34       $9.41       $9.57        $9.78
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +7.1%        +6.2%       +4.8%       +4.7%        +7.6%
  Net Assets, End of Period (In Millions)                        $1,348       $1,138      $1,272      $1,329       $1,310
  Ratio of Expenses to Average Net Assets Without Fees
    Paid Indirectly by Advisor and Earnings Credits                0.9%         0.9%        0.8%        0.8%         0.9%
  Ratio of Expenses to Average Net Assets                          0.9%         0.9%        0.8%        0.8%         0.9%
  Ratio of Net Investment Income to Average Net Assets             6.2%         6.7%        6.5%        6.7%         7.0%
  Portfolio Turnover Rate/(d)/                                   129.3%        94.1%      124.2%      138.3%       193.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from March 1, 2000 (commencement of class) to October 31,
     2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                               ---------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                     2001        2000      1999/(b)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $9.35       $9.42        $9.42
Income From Investment Operations:
  Net Investment Income                                          0.64        0.67         0.11
  Net Realized and Unrealized Gains (Losses) on Investments      0.05       (0.07)          --
------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.69        0.60         0.11
Less Distributions:
  From Net Investment Income                                    (0.64)      (0.67)       (0.11)
------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.64)      (0.67)       (0.11)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $9.40       $9.35        $9.42
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                  +7.6%       +6.6%        +1.2%
  Net Assets, End of Period (In Millions)                         $71         $25          $13
  Ratio of Expenses to Average Net Assets Without
    Earnings Credits                                             0.4%        0.4%         0.4%*
  Ratio of Expenses to Average Net Assets                        0.4%        0.4%         0.4%*
  Ratio of Net Investment Income to Average Net Assets           6.6%        7.2%         6.8%*
  Portfolio Turnover Rate/(c)/                                 129.3%       94.1%       124.2%

STRONG SHORT-TERM BOND FUND -- ADVISOR CLASS
------------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                               ---------------------------------
                                                               Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                     2001        2000      1999/(b)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $9.34       $9.41        $9.42
Income From Investment Operations:
  Net Investment Income                                          0.58        0.60         0.10
  Net Realized and Unrealized Gains (Losses) on Investments      0.06       (0.07)       (0.01)
------------------------------------------------------------------------------------------------
  Total from Investment Operations                               0.64        0.53         0.09
Less Distributions:
  From Net Investment Income                                    (0.58)      (0.60)       (0.10)
------------------------------------------------------------------------------------------------
  Total Distributions                                           (0.58)      (0.60)       (0.10)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $9.40       $9.34        $9.41
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                                  +6.9%       +5.8%        +0.9%
  Net Assets, End of Period (In Millions)                         $10          $0/(d)/      $0/(d)/
  Ratio of Expenses to Average Net Assets Without Waivers,
    Absorptions, Fees Paid Indirectly by Advisor and
    Earnings Credits                                             1.3%        2.0%         1.2%*
  Ratio of Expenses to Average Net Assets                        1.1%        1.1%         1.2%*
  Ratio of Net Investment Income to Average Net Assets           5.5%        6.5%         6.3%*
  Portfolio Turnover Rate/(c)/                                 129.3%       94.1%       124.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (commencement of class) to October 31, 1999.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                    --------------------------------------------------------
                                                                    Oct. 31,   Oct. 31,      Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                          2001       2000          1999       1998     1997/(b)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.88     $10.21        $10.20     $10.24     $10.00
Income From Investment Operations:
   Net Investment Income                                               0.82       0.81          0.79       0.77       0.25
   Net Realized and Unrealized Gains (Losses) on Investments          (0.95)     (0.33)         0.06       0.01       0.24
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.13)      0.48          0.85       0.78       0.49
Less Distributions:
   From Net Investment Income                                         (0.82)     (0.81)        (0.79)     (0.77)     (0.25)
   From Net Realized Gains                                               --      (0.00)/(c)/   (0.05)     (0.05)        --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.82)     (0.81)        (0.84)     (0.82)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $8.93     $ 9.88        $10.21     $10.20     $10.24
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -1.6%      +4.9%         +8.5%      +7.7%      +4.9%
   Net Assets, End of Period (In Millions)                             $348       $286          $252       $106        $45
   Ratio of Expenses to Average Net Assets Without Earnings Credit     0.8%       0.8%          0.8%       0.9%       1.0%*
   Ratio of Expenses to Average Net Assets                             0.8%       0.8%          0.8%       0.9%       1.0%*
   Ratio of Net Investment Income to Average Net Assets                8.5%       8.1%          7.6%       7.4%       7.7%*
   Portfolio Turnover Rate/(d)/                                       72.9%      66.8%         60.1%     190.1%      96.2%

STRONG SHORT-TERM HIGH YIELD BOND FUND -- ADVISOR CLASS
---------------------------------------------------------------------------------------
                                                                         Year Ended
                                                                     ------------------
                                                                     Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                           2001    2000/(e)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.88     $10.05
Income From Investment Operations:
   Net Investment Income                                               0.79       0.51
   Net Realized and Unrealized Losses on Investments                  (0.95)     (0.17)
---------------------------------------------------------------------------------------
   Total from Investment Operations                                   (0.16)      0.34
Less Distributions:
   From Net Investment Income                                         (0.79)     (0.51)
   From Net Realized Gains                                               --         --
---------------------------------------------------------------------------------------
   Total Distributions                                                (0.79)     (0.51)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $8.93     $ 9.88
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                       -1.9%      +4.3%
   Net Assets, End of Period (In Millions)                              $18         $0/(f)/
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions and Earnings Credits                                  1.3%       1.2%*
   Ratio of Expenses to Average Net Assets                             1.1%       1.1%*
   Ratio of Net Investment Income to Average Net Assets                7.9%       7.6%*
   Portfolio Turnover Rate/(d)/                                       72.9%      66.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from June 30, 1997 (inception) to October 31, 1997.
(c)  Amount calculated is less than $0.005.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the period from March 1, 2000 (commencement of class) to October 31,
     2000.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Corporate Bond Fund (a series of Strong Corporate Bond Fund, Inc.), Strong Government Securities Fund (a series of Strong Government Securities Fund, Inc.), Strong Short-Term Bond Fund (a series of Strong Short-Term Bond Fund, Inc.), Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund (two of the series of Strong Income Funds, Inc.) (all five collectively constituting Strong Income Funds, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2001

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Stanley Kritzik
  Neal Malicky
  Marvin E. Nevins
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Elizabeth N. Cohernour, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Dennis A. Wallestad, Vice President
  Thomas M. Zoeller, Vice President
  Gilbert L. Southwell, III, Assistant Secretary
  John W. Widmer, Treasurer
  Rhonda K. Haight, Assistant Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64101

Transfer Agent and Dividend-Disbursing Agent
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT18132-1001



Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com









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                                                               AINC/WH2910 10/01